Dreyfus
nternational
Value Fund



ANNUAL REPORT
August 31, 1999



(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.


   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value


Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents
-------------------------------------------------------------------------------

                                 THE FUND

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information


                                 FOR MORE INFORMATION

                                 Back Cover

                                                                       The Fund
                                                                        Dreyfus
                                                       International Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:
We are pleased to present this annual report for Dreyfus International Value Fund, covering the 12-month period from September 1, 1998 through August 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Sandor Cseh.
When the reporting period began, much of the world was in the midst of a global currency and credit crisis. In response, many of the world's central banks lowered key short-term interest rates last fall to stimulate economic growth. This strategy appears to have been effective. Soon after 1999 began, evidence emerged that less restrictive monetary policies had helped prevent further economic deterioration in Japan and the emerging markets of Asia, Latin America
and    Eastern    Europe.
These economic conditions produced generally good results for international stocks. Stock markets in Japan and Asia began to recover in 1999, showing their first signs of real strength in over a year. Latin America provided good results after concerns about Brazil's currency devaluation abated. After a brief period of currency-related weakness, developed markets in Western Europe also rebounded.
We  appreciate  your  confidence over the past year, and we look forward to your
continued    participation    in    Dreyfus    International    Value    Fund.

Sincerely,
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 14, 1999

DISCUSSION OF FUND PERFORMANCE

Sandor Cseh, Portfolio Manager

How did Dreyfus International Value Fund perform  relative to its benchmark?
For the 12-month period ended August 31, 1999, Dreyfus International Value Fund produced a total return of 28.19%.(1) This compares favorably with the return provided by the fund' s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE((reg.tm))") Index, which produced a total return of 25.67% for the same period.(2)
We attribute the fund' s strong performance to three factors: an improving economy in Japan, a shift in market sentiment away from the long-held preference for large-cap growth stocks to smaller and value-oriented stocks, and a wave of global merger and acquisition activity.
What is the fund's investment approach?
The fund seeks long-term capital growth. To pursue this goal, the fund ordinarily invests most of its assets in stocks of foreign issuers that we consider to be "value" companies. The fund normally invests in companies in at least three countries, and limits its investments in any single company to no more than 5% of its assets at the time of purchase.
The fund' s investment approach is value oriented, research driven and risk averse. When selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

     *Value, or how a stock is priced relative to traditional business performance measures.

     *Business health, or overall efficiency and profitability is measured by return on assets and return on equity. The Fund

*Business momentum, or the presence of the catalyst (such as corporate restructuring, changing management or spin-off) that can potentially trigger a price increase near term to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

What other factors influenced the fund's performance?

Many of the factors that held back the fund's performance during the first six months of the reporting period reversed themselves during the last six months, boosting the fund' s overall returns. Most significantly, in April, market sentiment began to shift away from large-cap growth stocks to include a broader group of companies. Higher global interest rates and commodity prices have caused investors to look for new opportunities in the stock market, leading them in many cases to the international and value-oriented stocks in which the fund invests. In this environment, many of the stocks in our portfolio rebounded strongly.

On a country-by-country basis, Japan and the United Kingdom (U.K.) produced the best returns during the period. Japan is showing signs of recovery from last fall's financial crisis. As the economy began to improve, so did its imports and exports, which has created a more favorable outlook for companies doing business in Japan.

In the U.K., strong growth was driven primarily by the rebound in value stocks. In addition, many U.K. stocks flourished because of heightened merger and acquisition activity. Stock prices had fallen to levels that were lower than what we believed were many of these companies' actual worth, and they therefore
became    attractive    acquisition    candidates.

What is the fund's current strategy?

We have continued to focus on a diverse group of investments in Japan. Examples of Japanese stocks that have helped drive our overall performance include Nippon
Express,    a    transportation    and    package
delivery company, Sankyo, a manufacturer of amusement equipment, and two finance companies, Aiful and Nichiei. In the U.K., we continue to like companies such as industrial gas producer BOC. Its stock price has benefited from a merger speculation with two other global chemical firms, one of which is Air Liquide, a French company that we also own. Rio Tinto, a British mining company, has exhibited strong growth due to favorable commodity prices. In Germany, the stock prices of VEBA and Viag, two of the fund's industrial utility holdings, rose once they announced their intention to combine their utility businesses.
Of course, not all of our holdings showed positive results. Companies such as Credit Saison, one of the largest issuers of credit cards in Japan, and Royal & Sun Alliance Insurance, a large multinational insurance group based in the U.K., held back performance due to pressures within their respective industries We are encouraged by the values that we have found in the international stock market. We believe that the prevailing market environment has been an opportune
time    for    investing    in    international    value    stocks.
September 14, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE((reg.tm))) INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF FOREIGN STOCK MARKET PERFORMANCE, AND INCLUDES NET DIVIDENDS REINVESTED.
                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus International Value Fund and the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index

Average Annual Total Returns AS OF 8/31/99
                                                                     Inception
                                           1 Year                    (9/29/95)
FUND                                       28.19%                     12.18%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INTERNATIONAL VALUE FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.
THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX, WHICH IS THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED, IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT $15,690
Dreyfus International Value Fund
$14,480
Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm)) )Index((+)



STATEMENT OF INVESTMENTS
August 31, 1999
STATEMENT OF INVESTMENTS (CONTINUED)
COMMON STOCKS--97.5%                                                                            Shares                 Value ($)

AUSTRALIA--2.0%
Australia & New Zealand Banking                                                                452,244                 2,949,815
Goodman Fielder                                                                              1,280,850                 1,180,616
Pacific Dunlop                                                                                 745,187                 1,111,397
                                                                                                                       5,241,828
AUSTRIA--.2%
EVN                                                                                              2,932                   412,883
BRAZIL--.4%
Telecomunicacoes Brasileiras, ADS                                                               13,598                 1,008,802
DENMARK--.7%
Jyske Bank                                                                                      20,692                 1,899,564
FINLAND--.7%
Kesko Oyj, Cl. B                                                                               139,550                 1,715,622
FRANCE 11.1%
ALSTOM, ADS                                                                                     33,770                 1,127,074
Air Liquide                                                                                     20,688                 3,178,124
Assurances Generales de France                                                                  41,930                 2,167,968
Banque Nationale de Paris                                                                       21,300                 1,630,603
Bongrain                                                                                         4,126                 1,575,876
CNP Assurances                                                                                  46,408                 1,225,037
Compagnie Generale des Establissements
   Michelin, Cl. B                                                                              29,611                 1,284,779
Credit Lyonnais                                                                                 24,702  (a)              757,906
Dexia France                                                                                    12,474                 1,627,251
Elf Aquitaine, ADS                                                                              34,000                 2,994,125
Hachette Filipacchi Medias                                                                       2,750                   651,728
PSA Peugeot Citroen                                                                             13,900                 2,558,879
Pechiney, Cl. A                                                                                 21,600                 1,259,189
Societe Generale                                                                                14,425                 2,827,984
Thomson CSF                                                                                     58,161                 2,129,088
Usinor                                                                                         128,000                 1,983,961
                                                                                                                      28,979,572
GERMANY--9.4%
Bayer                                                                                           78,800                 3,430,692
Deutsche Bank                                                                                   38,721                 2,650,553
Deutsche Lufthansa                                                                             132,550                 2,566,354
GEA                                                                                             47,400                 1,755,222
Hoechst                                                                                         15,450                   653,844
                                                             The Fund


STATEMENT OF INVESTMENTS (CONTINUED)
CONTINUED)
STATEMENT OF INVESTMENTS (COMMON STOCKS (CONTINUED)                                             Shares                 Value ($)
GERMANY (CONTINUED)
KM Europa Metal                                                                                 14,000                   753,931
Merck KGaA                                                                                      95,700                 3,260,269
Siemens                                                                                         34,200                 2,880,214
Tarkett Sommer                                                                                  22,000                   202,501
VEBA                                                                                            53,500                 3,413,161
Viag                                                                                            66,820                 1,424,516
Volkswagen                                                                                      23,870                 1,442,029
                                                                                                                      24,433,286
GREECE--1.2%
Hellenic Telecommunication Organization, ADS                                                   299,555                 3,089,161
HONG KONG--1.7%
HSBC                                                                                            45,213                   560,432
Henderson Investment                                                                         1,918,000                 1,321,481
Hongkong Electric                                                                              807,300                 2,656,344
                                                                                                                       4,538,257
ITALY--2.9%
Banca Popolare di Bergamo Credito Varesino                                                      62,700                 1,289,119
ENI, ADS                                                                                        47,400                 2,867,700
San Paulo-IMI, ADR                                                                              29,747                   797,591
Telecom Italia                                                                                 474,525                 2,713,567
                                                                                                                       7,667,977
JAPAN--27.9%
Aiful                                                                                           14,100                 2,445,741
Canon                                                                                          116,000                 3,387,016
Credit Saison                                                                                  144,200                 3,249,911
Dai-Tokyo Fire & Marine Insurance                                                              429,000                 1,663,625
Fuji Machine Manufacturing                                                                      68,000                 3,443,588
Honda Motor                                                                                     62,000                 2,489,165
Ito-Yokado                                                                                      18,000                 1,323,783
Mabuchi Motor                                                                                   36,000                 4,480,496
Marubeni                                                                                       988,000                 2,334,887
Matsumotokiyoshi                                                                                52,600                 3,925,982
Minebea                                                                                        250,000                 3,011,086
Mitsubishi Heavy Industries                                                                    305,000                 1,327,478
Murata Manufacturing                                                                            65,000                 5,219,216
NAMCO                                                                                           70,700                 2,664,273
Nichiei                                                                                         38,160                 3,516,730
Nippon Express                                                                                 339,000                 2,589,014


COMMON STOCKS (CONTINUED)                                                                       Shares                 Value ($)
JAPAN (CONTINUED)
Nishimatsu Construction                                                                        312,000                 1,807,747
Rinnai                                                                                         104,000                 2,519,458
Rohm                                                                                            20,000                 3,978,284
Sankyo                                                                                          52,000                 3,919,157
Sankyo Company                                                                                  97,000                 2,699,485
Sekisui Chemical                                                                               248,000                 1,380,355
Sony                                                                                            33,000                 4,269,720
Toyota Motor                                                                                    56,000                 1,650,440
Yamanouchi Pharmaceutical                                                                       76,000                 3,384,096
                                                                                                                      72,680,733
MEXICO--.4%
Telefonos de Mexico, Cl. A, ADR                                                                 14,353                 1,067,504
NETHERLANDS--7.7%
ABN AMRO                                                                                       131,085                 3,196,757
Akzo Nobel, ADS                                                                                 48,200                 2,253,350
Buhrmann                                                                                       119,348                 2,108,712
Hollandsche Beton Groep                                                                        122,129                 1,447,180
Hunter Douglas                                                                                  80,880                 2,545,738
ING Groep                                                                                       35,900                 1,971,270
KPN, ADR                                                                                        44,286                 2,015,013
Koninklijke (Royal) Philips Electronics, ADR                                                    12,208                 1,255,135
Stork                                                                                          101,427                 2,194,485
Vedior                                                                                          63,815                 1,103,891
                                                                                                                      20,091,531
NEW ZEALAND--1.2%
Fletcher Challenge Paper                                                                     1,589,021                 1,151,023
Telecom Corporation of New Zealand                                                             436,800                 1,959,423
                                                                                                                       3,110,446
NORWAY--.4%
Orkla, Cl. B                                                                                    85,000                 1,171,098
PERU--.4%
Telefonica del Peru, ADS                                                                        82,000                 1,122,375
PHILIPPINES--.3%
Manila Electric                                                                                255,000                   759,518
PORTUGAL--1.4%
Banco Pinto & Sotto Mayor                                                                       71,940                 1,333,491
Portugal Telecom                                                                                55,600                 2,328,874
                                                                                                                       3,662,365
                                                             The Fund


(CONTINUED)
STATEMENT OF INVESTMENTS (CONTINUED)
STATEMENT OF INVESTMENTS COMMON STOCKS (CONTINUED)                                              Shares                 Value ($)
SINGAPORE--1.1%
United Overseas Bank                                                                           400,000                 2,968,592
SOUTH KOREA--.9%
Korea Electric Power, ADS                                                                       84,700                 1,524,600
Pohang Iron & Steel, ADS                                                                        24,500                   900,375
                                                                                                                       2,424,975
SPAIN--4.6%
Argentaria, ADS                                                                                 36,300                 1,651,650
Banco Popular Espanol                                                                           33,860                 2,484,386
Endesa                                                                                         231,041                 4,644,386
Repsol, ADS                                                                                    146,100                 3,049,838
                                                                                                                      11,830,260
SWEDEN--1.0%
Autoliv                                                                                         71,600                 2,501,219
SWITZERLAND--4.1%
Barry Callebaut                                                                                 14,246                 2,446,473
Forbo                                                                                            5,160                 2,044,914
Sulzer                                                                                           3,280                 2,060,291
Swisscom                                                                                         2,670                   880,888
UBS                                                                                             11,170                 3,154,013
                                                                                                                      10,586,579
UNITED KINGDOM--15.8%
BOC                                                                                            116,665                 2,455,232
Barclays                                                                                        73,925                 2,197,069
British Aerospace                                                                              188,800                 1,382,563
British Airways                                                                                164,903                 1,078,873
British Airways, ADS                                                                             8,000                   531,500
Bunzl                                                                                          653,505                 3,396,283
Laird                                                                                          343,193                 1,670,559
Medeva                                                                                         454,467                   879,772
Morgan Crucible                                                                                553,508                 2,756,553
PowerGen                                                                                       298,366                 2,979,005
Rexam                                                                                          464,400                 2,189,682
Rio Tinto                                                                                      146,857                 2,642,369
Royal & Sun Alliance Insurance                                                                 385,356                 3,206,805
Royal Bank of Scotland                                                                         123,472                 2,562,782
Safeway                                                                                        646,204                 2,678,367
Scottish and Southern Energy                                                                   170,500                 1,564,016


COMMON STOCKS (CONTINUED)                                                                       Shares                 Value ($)
UNITED KINGDOM (CONTINUED)
Storehouse                                                                                     809,375                 1,488,799
Tomkins                                                                                        600,056                 2,622,053
Wolseley                                                                                       349,800                 2,787,291
                                                                                                                      41,069,573
TOTAL COMMON STOCKS
   (cost $225,418,004)                                                                                               254,033,720
PREFERRED STOCKS--1.1%
GERMANY:
Hugo Boss                                                                                        7,623                   907,328
ProSieben Media                                                                                 32,600                 1,458,961
Rheinmetall                                                                                     35,200                   560,486
TOTAL PREFERRED STOCKS
   (cost $3,097,361)                                                                                                   2,926,775
TOTAL INVESTMENTS (cost $228,515,365)                                                             98.6%              256,960,495
CASH AND RECEIVABLES (NET)                                                                         1.4%                3,706,907
NET ASSETS                                                                                       100.0%              260,667,402
(A) NON-INCOME PRODUCING.
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999
                                                                                             Cost                    Value
ASSETS ($):
Investments in securities--See Statement of

Investments                                                                                 228,515,365             256,960,495
Cash denominated in foreign currencies                                                        9,041,090               8,853,815
Receivable for investment securities sold                                                                             1,848,558
Dividends receivable                                                                                                    950,118
Receivable for shares of Common Stock subscribed                                                                        705,905
Prepaid expenses                                                                                                          6,951

LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates                                                                           209,799
Due to Distributor                                                                                                       53,979
Cash overdraft due to Custodian                                                                                       2,276,533
Payable for investment securities purchased                                                                           5,849,105
Payable for shares of Common Stock redeemed                                                                             145,548
Net unrealized (depreciation) on forward
   currency exchange contracts--Note 4(a)                                                                                 3,085
Accrued expenses                                                                                                        120,391
                                                                                                                      8,658,440
NET ASSETS ($)                                                                                                      260,667,402
COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                                                                     223,811,973
Accumulated undistributed investment income--net                                                                      1,859,320
Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                                                                  6,791,325
Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                                                                  28,204,784
NET ASSETS ($)                                                                                                      260,667,402
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)                                                      14,878,269
NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                                                                         17.52
SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS
Year Ended August 31, 1999
INVESTMENT INCOME ($):
INCOME:
Cash dividends (net of $572,112 foreign taxes withheld at source)                                                     4,365,773
Interest                                                                                                                426,944
TOTAL INCOME                                                                                                          4,792,717
EXPENSES:
Management fee--Note 3(a)                                                                                             1,992,970
Shareholder servicing costs--Note 3(b)                                                                                  541,816
Custodian fees                                                                                                          159,547
Professional fees                                                                                                        37,767
Registration fees                                                                                                        31,123
Prospectus and shareholders' reports                                                                                     14,100
Directors' fees and expenses--Note 3(c)                                                                                  11,119
Loan commitment fees--Note 2                                                                                                779
Miscellaneous                                                                                                             3,432
TOTAL EXPENSES                                                                                                        2,792,653
INVESTMENT INCOME--NET                                                                                                2,000,064
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):
Net realized gain (loss) on investments and foreign currency transactions
                                                                                                                      7,821,014
Net realized gain (loss) on forward currency exchange contracts                                                        (404,996)
NET REALIZED GAIN (LOSS)                                                                                              7,416,018
Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                                                                 41,585,254
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                               49,001,272
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 51,001,336
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS
                                                                                         Year Ended August 31,
                                                                                         1999              1998
OPERATIONS ($):
Investment income--net                                                               2,000,064        1,586,452
Net realized gain (loss) on investments                                              7,416,018        8,994,634
Net unrealized appreciation (depreciation)
   on investments                                                                   41,585,254      (17,114,291)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                        51,001,336       (6,533,205)
DIVIDENDS TO SHAREHOLDERS FROM ($):
Investment income--net                                                              (1,669,640)        (605,725)
Net realized gain on investments                                                    (8,578,499)      (2,990,766)
TOTAL DIVIDENDS                                                                    (10,248,139)      (3,596,491)
CAPITAL STOCK TRANSACTIONS ($):
Net proceeds from shares sold                                                      272,816,276      176,161,453
Dividends reinvested                                                                 7,975,826        2,744,488
Cost of shares redeemed                                                           (223,584,564)    (102,965,527)
INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                                                  57,207,538       75,940,414
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             97,960,735       65,810,718
NET ASSETS ($):
Beginning of Period                                                                162,706,667       96,895,949
END OF PERIOD                                                                      260,667,402      162,706,667
Undistributed investment income--net                                                 1,859,320        1,528,896
CAPITAL SHARE TRANSACTIONS (SHARES):
Shares sold                                                                         17,014,785       11,143,833
Shares issued for dividends reinvested                                                 539,272          185,941
Shares redeemed                                                                    (13,897,438)      (6,545,043)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                        3,656,619        4,784,731
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                    Year Ended August 31,
                                                                     1999           1998            1997          1996(a)

PER SHARE DATA ($):
Net asset value, beginning of period                                14.50          15.05           13.23            12.50
Investment Operations:
Investment income--net                                               .16(b)          .13             .07              .15
Net realized and unrealized
   gain (loss) on investments                                       3.76            (.20)           1.98              .65
Total from Investment Operations                                    3.92            (.07)           2.05              .80
Distributions:
<TABLE
Dividends from investment income--net                               (.15)           (.08)           (.10)            (.04)
Dividends from net realized gain on investments                     (.75)           (.40)           (.13)            (.03)
Total Distributions                                                 (.90)           (.48)           (.23)            (.07)
Net asset value, end of period                                     17.52           14.50           15.05            13.23
TOTAL RETURN (%)                                                   28.19            (.62)          15.72             6.43(c
RATIOS/SUPPLEMENTAL DATA (%):
Ratio of expenses to average net assets                             1.40             1.44           1.49              1.39(c)
Ratio of net investment income
   to average net assets                                            1.00             1.17           1.09              1.78(c)
Decrease reflected in above expense ratios
   due to undertakings by the Manager                                 --               --            .03               .51(c)
Portfolio Turnover Rate                                            30.68            34.46          25.35             19.14(c)
Net Assets, end of period ($ x 1,000)                            260,667          162,707         96,896            25,638

(A)  FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.
(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS
NOTE 1--Significant Accounting Policies:
Dreyfus International Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,487 during the period ended August 31, 1999, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.
                                                             The Fund

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended August 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1999, the fund was charged $498,243 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 1999, the fund was charged $33,618 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's Exchange privilege.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended August 31, 1999, amounted to $126,264,059 and $57,422,547, respectively.

In addition, the following summarizes open forward currency exchange contracts at August 31, 1999:

                                                  FOREIGN                                                        UNREALIZED
FORWARD CURRENCY                                 CURRENCY                                                       APPRECIATION
EXCHANGE CONTRACTS                                AMOUNTS             COST ($)            VALUE ($)          (DEPRECIATION) ($)
PURCHASES:
Euro Dollars,
  expiring 9/1/99                               93,591                 98,111               99,019                   908
Euro Dollars,

   expiring 9/30/99                          1,140,856              1,211,019            1,207,026               (3,993)
TOTAL                                                                                                                  (3,085)

     The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a The Fun certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

(b) At August 31, 1999, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $28,442,045, consisting of $40,433,987 gross unrealized appreciation and $11,991,942 gross unrealized depreciation.

At August 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus International Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus International Value Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Value Fund at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



New York, New York
October 5, 1999
                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 1999:

   --   the total amount of taxes paid to foreign countries was $572,112

   --   the total amount of income sourced from foreign countries was $3,395,62

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 1999 calendar year with form 1099-DIV which will be mailed by January 31, 2000.

For Federal tax purposes the fund hereby designates $.442 per share as a long-term capital gain distribution of the $.890 per share paid on December 21, 1998.

The fund also designates .79% of the ordinary dividends paid during the fiscal year ended August 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.

NOTES

                        For More Information
                        Dreyfus International Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian
The Bank of New York
100 Church Street
New York, N.Y. 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:
BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request
to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from: http://www.dreyfus.com


(c) 1999 Dreyfus Service Corporation                                  254AR998

-------------------------------------------------------------------------------

Dreyfus
Premier Technology Growth Fund



ANNUAL REPORT August 31, 1999


(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.


   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value


Year 2000 Issues (Unaudited)


The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments Year 2000 Issues (Unaudited) and its share price.

                                 Contents

-------------------------------------------------------------------------------

                                 THE FUND

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information


                                 FOR MORE INFORMATION

                                 Back Cover

                                                                       The Fund
                                         Dreyfus Premier Technology Growth Fund
LETTER FROM THE PRESIDENT

Dear Shareholder:
We are pleased to present this annual report for Dreyfus Premier Technology Growth Fund, covering the 12-month period from September 1, 1998 through August 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Mark Herskovitz.
The past year has been rewarding for most equity investors. When the reporting period began, most sectors of the U.S. stock market were in the midst of a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after 1999 began, however, those fears abated. In fact, the U.S. economy remained strong, characterized by low inflation and high levels of consumer spending. These conditions supported continued strength in the stock market. Several major market indices set new records, including the Dow Jones Industrial Average, the broader S&P 500 Index and the technology-laden NASDAQ Index.
Beginning in April, many previously out-of-favor market sectors rallied strongly, including value-oriented stocks. This has helped narrow the valuation gap that had developed over the past several years between the growth and value
sectors    of    the    stock    market.
We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Technology Growth Fund.


Sincerely,
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 14, 1999

DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Portfolio Manager

How did Dreyfus Premier Technology Growth Fund perform relative to its benchmark?

For the 12-month period ended August 31, 1999, Dreyfus Premier Technology Growth Fund, Class A shares, produced a total return of 167.23%.(1) In comparison, the Morgan Stanley High Technology 35 Index provided a 149.14% total return for the 12-month period ended August 31, 1999 and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") provided a 39.81% total return for the same period.(2)

The public offering of the fund's Class B, C and R shares commenced on April 15, 1999. From April 15, 1999 through August 31, 1999, the fund produced a total return of 13.73% for Class B shares, 13.63% for Class C shares and 14.05% for Class R shares.

We attribute the fund's strong relative performance to the overall strength in the technology sector during the period, and the fund's investment strategy, which emphasizes diversification among 10 different technology-related market sectors. By maintaining a broadly diversified portfolio, we held a variety of companies that are enjoying growing demand for their products and services. At the same time, our diversification strategy helped cushion the effects of individual disappointments on the portfolio.

Investors should note, however, that the fund's relatively small asset size, combined with a period of high stock market performance, particularly in the technology sector, contributed to the fund's success. Returns such as these should not be expected over the long term.

Technology companies, especially small-cap technology companies, involve greater risk because their earnings tend to be less predictable, their share prices to be more volatile, and their securities to be less liquid than larger, more established companies. Some of the fund's investments in technology companies
will    rise    and    fall    based    on    investor     The    Fund
perception rather than economics. Other fund investments are made in anticipation of future products and services which, if delayed or canceled, could cause the stock price to drop dramatically.
What is the fund's investment approach?

The fund seeks capital appreciation by investing in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. When choosing stocks, the fund looks for sectors within the technology area that are expected to outperform other sectors. The most attractive sectors are overweighted, while less appealing sectors are underweighted. Among the sectors evaluated are those that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, biotechnology, computer software and hardware,
electronic    components   systems,   networking   and   cable   broadcasting,
telecommunications, defense and aerospace, and environmental sectors. Although the fund looks for companies with the potential for strong earnings growth rates, some of the fund' s investments may currently be experiencing losses. Moreover, the fund may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings and the aftermarket.

What other factors influenced the fund's performance?

When the reporting period began, the stock market was in the midst of a sharp correction caused primarily by concerns related to economic weakness in overseas markets. When it later became clear that these international events were unlikely to derail U.S. economic growth, the stock market, especially the technology sector, rebounded.

During the first quarter of 1999, when investors began to recognize that economic growth in the United States might be stronger than they had anticipated, technology stocks advanced strongly. The sector was led by high-flying Internet companies that attracted considerable levels of investor attention. While we participated strongly in this rally through core holdings such as CMGI and Yahoo!, we tended to avoid more speculative stocks that did not meet our fundamental investment criteria.

The period between April and August, 1999 was highly volatile for the technology sector. Fears of a slowdown in the U.S. hardware market and older product lines -- such as PC software, semiconductors and data networking -- were negative influences, as were Y2K-related concerns. On the other hand, positive influences included economic growth in Europe, which is expected to provide an outlet for many of these older products. In addition, the growth of communication-related companies has continued in such areas as local and long-distance telephone networks, Internet services and cable television.

What is the fund's current strategy?

We continue to evaluate investment opportunities from both a "top down" and a " bottom up" perspective. First, we assess economic and market conditions in an attempt to identify trends that we believe are likely to drive demand within the various technology-related sectors.

Second, we strive to identify the companies that are most likely to benefit from these overall trends. Typically, these companies are leaders in their market segments, characterized by rapid earnings growth and dominant market shares. We
conduct   extensive   fundamental   research  to  understand  these  companies'
competitive advantages and to evaluate their ability to maintain their leadership positions over time.

This process enables us to select leading technology companies for inclusion in the portfolio. Many of those stocks are considered core holdings that we believe will lead their industry segments over the long term. We complement these positions with non-core holdings that we believe will provide above-average gains over a shorter time frame.

September 14, 1999
(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE OF 5.75% IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.
                                                             The Fund

FUND PERFORMANCE



Comparison of change in value of $10,000 investment in Dreyfus Premier Technology Growth Fund Class A shares with the Morgan Stanley High Technology 35 Index and the Standard & Poor's 500 Composite Stock Price Index


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
((+))  SOURCE: MORGAN STANLEY & CO. INCORPORATED
((+)(+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.
THE FUND'S RELATIVELY SMALL ASSET SIZE, COMBINED WITH A PERIOD OF HIGH STOCK MARKET PERFORMANCE, PARTICULARLY IN THE TECHNOLOGY SECTOR, CONTRIBUTED TO THE FUND'S SUCCESS. RETURNS SUCH AS THESE SHOULD NOT BE EXPECTED OVER THE LONG TERM EFFECTIVE APRIL 15, 1999, THE FUND CHANGED ITS NAME FROM DREYFUS TECHNOLOGY GROWTH FUND TO DREYFUS PREMIER TECHNOLOGY GROWTH FUND, AND INTRODUCED MULTIPLE CLASSES OF SHARES FEATURING VARIOUS SALES CHARGE STRUCTURES AND ONGOING FEES. MOST EXISTING SHARES IN THE FUND WERE DESIGNATED CLASS A SHARES, WHICH ARE SUBJECT TO A MAXIMUM FRONT-END SALES CHARGE OF 5.75%.
THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER TECHNOLOGY GROWTH FUND ON 10/13/97 (INCEPTION DATE) TO A $10,000 INVESTMENT IN EACH OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX. FOR COMPARATIVE PURPOSES, THE VALUE OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON 9/30/97 IS USED AS THE BEGINNING VALUE ON 10/13/97. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.
THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX FROM THE ELECTRONICS-BASED SUBSECTORS. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS THE PROPERTY OF MORGAN STANLEY & CO., INCORPORATED AND INCLUDES GROSS DIVIDENDS REINVESTED. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


Average Annual Total Returns AS OF 8/31/99

                                                                                  Inception                           From
                                                                                    Date              1 Year        Inception
CLASS A SHARES
WITH SALES CHARGE (5.75%)                                                         10/13/97            151.84%        60.73%
       WITHOUT SALES CHARGE                                                              10/13/97            167.23%        65.86%

Actual Aggregate Total Returns AS OF 8/31/99

                                                                                 Inception                            From
                                                                                   Date              1 Year         Inception
CLASS B SHARES
WITH REDEMPTION((+))                                                              4/15/99              --            19.73%
WITHOUT REDEMPTION                                                                4/15/99              --            13.73%
CLASS C SHARES
WITH REDEMPTION((+)(+))                                                           4/15/99              --            12.63%
WITHOUT REDEMPTION                                                                4/15/99              --            13.63%
CLASS R SHARES
                                                                                  4/15/99              --            14.05%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
     ((+))THE MAXIMUM CONTINGENT  DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%
          AND IS REDUCED TO 0% AFTER SIX YEARS.
     ((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
          1% FOR SHARES  REDEEMED  WITHIN ONE YEAR OF THE DATE OF PURCHASE.  THE
          FUND'S  RELATIVELY  SMALL ASSET SIZE,  COMBINED  WITH A PERIOD OF HIGH
          STOCK  MARKET  PERFORMANCE,  PARTICULARLY  IN THE  TECHNOLOGY  SECTOR,
          CONTRIBUTED TO THE FUND'S SUCCESS. RETURNS SUCH AS THESE SHOULD NOT BE
          EXPECTED OVER THE LONG TERM The Fund


STATEMENT OF OPERATIONS

COMMON STOCKS--93.4%                                                                            Shares                 Value ($)
CELLULAR TELEPHONE--2.9%

NEXTLINK Communications, Cl. A                                                                  320,000  (a)          16,120,000

COMPUTER COMMUNICATIONS--1.6%

Aware                                                                                           275,000  (a)           9,212,500

COMPUTER SOFTWARE--16.5%

Clarify                                                                                         355,000  (a)          15,620,000
Legato Systems                                                                                  360,000  (a)          15,502,500
Microsoft                                                                                       140,000  (a)          12,958,750
PMC-Sierra                                                                                      185,000  (a)          17,205,000
Rational Software                                                                               270,000  (a)           7,306,875
Synopsys                                                                                        230,000  (a)          12,865,625
Yahoo!                                                                                           80,000  (a)          11,800,000
                                                                                                                      93,258,750

DIVERSIFIED ELECTRONIC PRODUCT--3.3%

JDS Uniphase                                                                                    130,000  (a)          13,788,125
Sawtek                                                                                          150,000  (a)           4,959,375
                                                                                                                      18,747,500

ELECTRONIC COMPONENTS--2.7%

DSP Communications                                                                              220,000  (a)           5,170,000
Micrel                                                                                          130,000  (a)           9,961,250
                                                                                                                      15,131,250

ELECTRONIC DATA PROCESSING--11.7%

Apple Computer                                                                                  300,000  (a)          19,575,000
Dell Computer                                                                                   370,000  (a)          18,060,625
Lexmark International Group, Cl. A                                                              210,000  (a)          16,537,500
Network Appliance                                                                               180,000  (a)          11,823,750
                                                                                                                      65,996,875

ELECTRONIC DATA PROCESSING PERIPHERALS--3.0%

EMC                                                                                             279,000  (a)          16,740,000

ELECTRONIC DATA PROCESSING SERVICES--2.1%

Automatic Data Processing                                                                       300,000               11,793,750

ELECTRONIC PRODUCTION EQUIPMENT--8.3%

Applied Materials                                                                               160,000  (a)          11,370,000
KLA-Tencor                                                                                      200,000  (a)          12,562,500
PRI Automation                                                                                  400,000  (a)          11,450,000
Teradyne                                                                                        165,000  (a)          11,230,312
                                                                                                                      46,612,812




COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
INTERNET--2.2%

eBay                                                                                            100,000  (a)          12,556,250

OFFICE/PLANT AUTOMATION--2.4%

Cisco Systems                                                                                   200,000  (a)          13,562,500

OTHER TELEPHONE/COMMUNICATIONS--10.1%

Frontier                                                                                        150,000                6,290,625
MCI WorldCom                                                                                    300,000  (a)          22,725,000
Metromedia Fiber Network, Cl. A                                                                 550,000  (a)          16,190,625
Qwest Communications                                                                            420,000  (a)          12,075,000
                                                                                                                      57,281,250

SEMICONDUCTORS--13.6%

Brocade Communications Systems                                                                   40,000  (a)           7,525,000
Intel                                                                                           260,300               21,393,406
SDL                                                                                             182,900  (a)          14,974,938
Taiwan Semiconductor Manufacturing, A.D.R.                                                      651,900  (a)          18,864,356
Vitesse Semiconductor                                                                           210,000  (a)          14,280,000
                                                                                                                      77,037,700

TELECOMMUNICATION EQUIPMENT--10.7%

CMGI                                                                                            130,000  (a)          10,911,875
Copper Mountain Networks                                                                         30,000  (a)           3,510,000
Lucent Technologies                                                                             190,000               12,171,875
Newbridge Networks                                                                              300,000  (a)           8,231,250
Nokia, A.D.R.                                                                                   150,000               12,506,250
Tellabs                                                                                         220,000  (a)          13,103,750
                                                                                                                      60,435,000

TELECOMMUNICATIONS--2.3%

Bell Atlantic                                                                                   210,000               12,862,500

TOTAL COMMON STOCKS

   (cost $420,269,819)                                                                                               527,348,637
                                                                                                     The Fund
                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
U.S. TREASURY BILLS:

   4.59%, 9/16/1999                                                                              40,000                  39,918
   4.57%, 9/23/1999                                                                              78,000                  77,783
   4.55%, 9/30/1999                                                                           2,807,000               2,796,847
   4.53%, 10/7/1999                                                                           2,663,000               2,650,777
   4.53%, 10/14/1999                                                                          1,216,000               1,209,397
   4.54%, 10/21/1999                                                                          4,146,000               4,119,395
   4.66%, 11/4/1999                                                                             349,000                 346,121
   4.71%, 11/12/1999                                                                         17,688,000              17,520,672
   4.67%, 11/18/1999                                                                          3,710,000               3,671,973
   4.79%, 11/26/1999                                                                          1,012,000               1,000,392

TOTAL SHORT-TERM INVESTMENTS

   (cost $33,434,860)                                                                                                33,433,275
TOTAL INVESTMENTS (cost $453,704,679)                                                             99.3%             560,781,912
CASH AND RECEIVABLES (NET)                                                                          .7%               3,728,586
NET ASSETS                                                                                       100.0%             564,510,498
(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999
                                                                                                 Cost                    Value
ASSETS ($):

Investments in securities--See Statement of
Investments                                                                                453,704,679              560,781,912
Cash                                                                                                                  4,145,700
Receivable for investment securities sold                                                                            10,469,145
Receivable for shares of Common Stock subscribed                                                                      6,367,877
Dividends receivable                                                                                                      8,300
Prepaid expenses                                                                                                        123,088

                                                                                                                    581,896,022

LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates                                                                           366,790
Due to Distributor                                                                                                      111,506
Payable for investment securities purchased                                                                          15,914,538
Payable for shares of Common Stock redeemed                                                                             765,443
Accrued expenses                                                                                                        227,247

                                                                                                                     17,385,524
NET ASSETS ($)                                                                                                      564,510,498

COMPOSITON OF NET ASSETS ($):
Paid-in capital                                                                                                     452,748,330
Accumulated net realized gain (loss) on investments                                                                   4,684,935
Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                                                                           107,077,233
NET ASSETS ($)                                                                                                      564,510,498


NET ASSET VALUE PER SHARE
                                                      Class A        Class B      Class C          Class R            Class T
Net Assets ($)                                     459,457,496     73,587,873   30,206,882        1,257,247             1,000
Shares Outstanding                                  14,265,873      2,290,009      940,931           39,015             31.05
NET ASSET VALUE

PER SHARE ($)                                            32.21          32.13        32.10            32.22             32.21

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS
Year Ended August 31, 1999

INVESTMENT INCOME ($):
INCOME:

Interest                                                                                                            1,072,338
Cash dividends                                                                                                        176,604
TOTAL INCOME                                                                                                        1,248,942
EXPENSES:
Management fee--Note 3(a)                                                                                           1,686,120
Shareholder servicing costs--Note 3(c)                                                                                797,935
Registration fees                                                                                                     165,041
Distribution fees--Note 3(b)                                                                                          111,316
Professional fees                                                                                                      51,181
Prospectus and shareholders' reports                                                                                   28,338
Custodian fees--Note 3(c)                                                                                              24,883
Directors' fees and expenses--Note 3(d)                                                                                13,589
Miscellaneous                                                                                                           8,959
TOTAL EXPENSES                                                                                                      2,887,362
Less--reduction in management fee due to undertaking--Note 3(a)                                                       (47,855)
NET EXPENSES                                                                                                        2,839,507
INVESTMENT (LOSS)                                                                                                  (1,590,565)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):
Net realized gain (loss) on investments                                                                             6,529,961
Net unrealized appreciation (depreciation) on investments                                                         107,824,217
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                            114,354,178
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              112,763,613
SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS
                                                                                   Year Ended                      Year Ended
                                                                              August 31, 1999(a)              August 31, 1998(b)
OPERATIONS ($):

Investment (loss)                                                                  (1,590,565)                         (71,278)
Net realized gain (loss) on investments                                             6,529,961                          (37,885)

Net unrealized appreciation (depreciation)
   on investments                                                                 107,824,217                         (746,984)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                      112,763,613                         (856,147)

DIVIDENDS TO SHAREHOLDERS FROM ($):
From net realized gain on investments:
Class A shares                                                                      (145,298)                             --
CAPITAL STOCK TRANSACTIONS ($):
Net proceeds from shares sold:
Class A shares                                                                    478,537,215                        24,327,585
Class B shares                                                                     71,857,010                               --
Class C shares                                                                     30,684,800                               --
Class R shares                                                                      1,322,691                               --
Class T shares                                                                          1,000                               --
Dividends reinvested:
Class A shares                                                                        140,315                               --
Cost of shares redeemed:
Class A shares                                                                   (140,362,213)                      (11,101,450)
Class B shares                                                                     (1,071,648)                              --
Class C shares                                                                     (1,474,017)                              --
Class R shares                                                                       (112,958)                              --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                                                      439,522,195                        13,226,135
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            552,140,510                        12,369,988

NET ASSETS ($):
Beginning of Period                                                                 12,369,988                               --
END OF PERIOD                                                                      564,510,498                        12,369,988
(A)  EFFECTIVE APRIL 15, 1999, SHARES OF THE FUND WERE REDESIGNATED AS CLASS A
SHARES, AND THE FUND COMMENCED SELLING CLASS B, CLASS C AND CLASS R SHARES.
EFFECTIVE AUGUST 31, 1999, THE FUND COMMENCED SELLING CLASS T SHARES.
(B)  FROM OCTOBER 13, 1997 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1998.
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                    Year Ended                       Year Ended
                                                                               August 31, 1999(a)               August 31, 1998(b)
CAPITAL SHARE TRANSACTIONS:
CLASS A

Shares sold                                                                         18,489,923                        1,821,033
Shares issued for dividends reinvested                                                   8,046                              --
Shares redeemed                                                                     (5,253,395)                        (799,734)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                       13,244,574                        1,021,299
CLASS B
Shares sold                                                                          2,324,739                              --
Shares redeemed                                                                        (34,730)                             --
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                        2,290,009                              --
CLASS C
Shares sold                                                                            988,394                              --
Shares redeemed                                                                        (47,463)                             --
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                          940,931                              --
CLASS R
Shares sold                                                                             42,515                              --
Shares redeemed                                                                         (3,500)                             --
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                           39,015                              --
CLASS T
Shares sold                                                                                 31                              --
(A)  EFFECTIVE APRIL 15, 1999, SHARES OF THE FUND WERE REDESIGNATED AS CLASS A
SHARES, AND THE FUND COMMENCED SELLING CLASS B, CLASS C AND CLASS R SHARES.
EFFECTIVE AUGUST 31, 1999, THE FUND COMMENCED SELLING CLASS T SHARES.
(B)  FROM OCTOBER 13, 1997 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1998.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                                Year Ended August 31,
CLASS A                                                                                               1999       1998(a)
PER SHARE DATA ($):

Net asset value, beginning of period                                                                 12.11      12.50
Investment Operations:
Investment (loss)(b)                                                                                  (.18)      (.10)
Net realized and unrealized gain (loss)

   on investments                                                                                     20.36      (.29)
Total from Investment Operations                                                                      20.18      (.39)

Distributions:
Dividends from net realized gain on investments                                                        (.08)       --
Net asset value, end of period                                                                        32.21      12.11
TOTAL RETURN (%)                                                                                     167.23(c)   (3.12)(d,e)
RATIOS/SUPPLEMENTAL DATA (%):
Ratio of operating expenses to average net assets                                                      1.20       1.12(d)
Ratio of interest expense to average net assets                                                          --        .01(d)
Ratio of net investment (loss) to average net assets                                                   (.64)      (.77)(d)
Decrease reflected in above expense ratios

   due to undertakings by the Manager                                                                   .02        .81(d)
Portfolio Turnover Rate                                                                               78.93     291.12(d)
Net Assets, end of period ($ X 1,000)                                                               459,457     12,370
(A)  FROM OCTOBER 13, 1997 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1998.
(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C)  EXCLUSIVE OF SALES CHARGE.
(D)  NOT ANNUALIZED.

(E)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON OCTOBER 14,
1997 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1998.
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



                                                                       Class B        Class C       Class R         Class T
                                                                      Shares(a)      Shares(a)     Shares(a)       Shares(b)

PER SHARE DATA ($):

Net asset value, beginning of period                                   28.25           28.25        28.25            32.21

Investment Operations:

Investment (loss) (c)                                                   (.16)           (.16)        (.07)              --

Net realized and unrealized gain (loss)

   on investments                                                       4.04            4.01         4.04               --
Total from Investment Operations                                        3.88            3.85         3.97               --
Net asset value, end of period                                         32.13           32.10        32.22             32.21
TOTAL RETURN (%)                                                       13.73(d,e)      13.63(d,e)   14.05(d)            --(e)

RATIOS/SUPPLEMENTAL DATA (%)

Ratio of expenses to average net assets                                 .81(d)           .82(d)       .44(d)             --

Ratio of net investment income (loss)

   to average net assets                                               (.61)(d)         (.62)(d)      (.24)(d)            --
Portfolio Turnover Rate                                               78.93            78.93         78.93            78.93
Net Assets, end of period ($ X 1,000)                                73,588           30,207         1,257                1
(A)  FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.
(B)  COMMENCED OFFERING SHARES ON AUGUST 31, 1999.
(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(D)  NOT ANNUALIZED.
(E)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
NOTE 1--Significant Accounting Policies:
Dreyfus Premier Technology Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares.

On February 25, 1999, shareholders approved a reorganization, effective April 15, 1999, in which the fund's name was changed to Dreyfus Premier Technology Growth Fund. Shares of the fund have been redesignated as Class A shares and the fund added Class B, Class C and Class R shares. On July 27, 1999, shareholders approved a reorganization, effective August 31, 1999, in which the fund added Class T shares.

The  fund  is  authorized to issue 500 million of $.001 par value Capital Stock.
The fund currently offers five classes of shares: Class A (100 million shares authorized) , Class B (100 million shares authorized), Class C (100 million shares authorized) , Class R (100 million shares authorized) and Class T (100 million shares authorized) . Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

 The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are The Fun charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

     (b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $6,732 during the period ended August 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

     (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.
(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended August 31, 1999, the fund reclassed $1,590,565 between accumulated undistributed investment income-net and accumulated net realized gain (loss) on investments. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $5 million for leverage purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of bor

                                               The Fund
rowings. During the period ended August 31, 1999, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. However, the Manager had undertaken from September 1, 1998 through August 31, 1999 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, Distribution Plan fees, Shareholder Service Plan fees and extraordinary expenses, exceeded an annual rate of 1.00% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $47,855 during the period ended August 31, 1999.
Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $115,900 during the period ended August 31, 1999 from commissions earned on sales of fund shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1%, .75 of 1% and .25 of 1% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. During the period ended August 31, 1999, Class B and Class C shares were charged $78,928 and $32,388, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Service Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and
other    information,    and    services
related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1999, Class A, Class B and Class C shares were charged $524,394, $26,309 and $10,796, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 1999, the fund was charged $170,315 pursuant to the transfer agent agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 1999, the fund was charged $24,883 pursuant to the custody agreement.

(d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(e) Prior to April 15, 1999, a 1% redemption fee was charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's Exchange privilege.
(f) During the period ended August 31, 1999, the fund incurred total brokerage commissions of $202,514, of which $28,475 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Bank Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 1999, amounted to $567,614,378 and $163,282,122, respectively.
                                                             The Fund

At August 31, 1999, accumulated net unrealized appreciation on investments was $107,077,233, consisting of $115,790,606 gross unrealized appreciation and $8,713,373 gross unrealized depreciation.

At August 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus Premier Technology Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Technology Growth Fund (one of the Series constituting Dreyfus Growth and Value Fund, Inc.) as of August 31, 1999, and the related statements of operations for the year ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Technology Growth Fund at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.




New York, New York
October 5, 1999
                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)

The fund designates .073% of the ordinary dividends paid during the fiscal year ended August 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.

                        For More Information
                        Dreyfus Premier Technology Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian
                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:
BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144




(c) 1999 Dreyfus Service Corporation                                   255AR998

-------------------------------------------------------------------------------

Dreyfus

Aggressive Growth Fund

ANNUAL REPORT August 31, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents
-------------------------------------------------------------------------------

                                 THE FUND

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                 Dreyfus Aggressive Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Aggressive Growth Fund, covering the 12-month period from September 1, 1998 through August 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul LaRocco.

The past year has been rewarding for most equity investors. When the reporting period began, most sectors of the U.S. stock market were in the midst of a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after 1999 began, however, those fears abated. In fact, the U.S. economy remained strong, characterized by low inflation and high levels of consumer spending. These conditions supported continued strength in the stock market. Several major market indices set new records, including the Dow Jones Industrial Average, the broader S&P 500 Index
and    the    technology-laden    NASDAQ    Index.

Beginning in April, many previously out-of-favor market sectors rallied strongly, including value-oriented stocks. This has helped narrow the valuation gap that had developed over the past several years between the growth and value
sectors    of    the    stock    market.

We  appreciate  your  confidence over the past year, and we look forward to your
continued    participation    in    Dreyfus    Aggressive    Growth    Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 14, 1999

DISCUSSION OF FUND PERFORMANCE

Paul LaRocco, Portfolio Manager

How did Dreyfus Aggressive Growth Fund perform  relative to its benchmark?

For the 12-month period ended August 31, 1999, Dreyfus Aggressive Growth Fund produced a total return of 26.64%.(1) This compares to a total return of 39.81% for the Standard & Poor' s 500 Composite Stock Price Index, 28.36% for the Russell 2000 Index, and 31.81% for the Russell Midcap Index.(2)

The primary reason for the fund's underperformance relative to the S&P 500 was our emphasis on mid- and small-cap stocks during a period in which large-cap stocks led the market. However, the fund also underperformed the mid- and small-cap indices for the reporting period. This is due to the fact that over the past year the portfolio has completed a transition from its emphasis on the lower end of the small-cap spectrum to a broader focus on both small- and mid-cap growth companies. While we believe this broader focus will better position the fund over the long term, the restructuring period dampened our
overall    performance.

What is the fund's investment approach?

The fund seeks capital appreciation by investing in the stocks of growth companies of any size. In choosing stocks, the fund uses a "bottom-up" approach that emphasizes individual stock selection over economic and industry trends. In particular, the fund looks for companies with strong management, innovative products and services, superior industry positions and the potential for strong earnings growth rates. Further, the fund's investments in small- and mid-cap companies carry additional risks because their earnings are less predictable, their share prices more volatile and their securities less liquid than larger companies.

                                                             The Fund

While the fund looks for companies with the potential for strong earnings growth rates, some of the fund' s investments currently may be experiencing losses

What other factors influenced the fund's performance?

Many of the factors that held back the fund's performance during the first six months of the reporting period reversed themselves during the last six months, contributing to the fund's overall returns. Most significantly, in April, market sentiment began to shift away from domestic large-cap growth stocks to include a broader group of companies, including small- and mid-cap names. In this environment, many of the stocks in our portfolio provided significant gains.

In addition to a broader domestic stock market, many overseas stock markets began to show signs that the worst of last fall's economic troubles were behind them. As these economies began to stabilize, import and export sales began to improve, which created a more favorable outlook for companies doing business in these nations.

What other strategies did the fund use and how did they affect performance?

The fund was overweight in the technology sector, which proved to be beneficial. In particular, two of our electronics manufacturing holdings, Jabil Circuit and Sanmina, were profitable. Both of these companies are benefiting from the outsourcing of manufacturing activities by the large global telecommunications equipment makers. In addition, our holdings in SDL, a semiconductor
manufacturer,   and   Citrix  Systems,  a  software  maker,  have  helped  boost performance.

We were also pleased with many of our specialty retail holdings, particularly Williams-Sonoma, a company that markets high-end cookware and household items. The stock has performed well, primarily because of the company's decision to expand its services to include sales over the Internet. American Eagle Outfitters, a clothing outfitter that specializes in teen fashions, has also performed well during the period, driven by spending from this fast growing age group.

On the other hand, some of our business services companies reported negative returns, including two consulting firms, Navigant Consulting and U.S. Web. Navigant Consulting offers consulting services to the electric utility industry, but negative psychology regarding this industry dampened stock performance. U.S. Web, a firm that develops Internet strategies and websites for companies that want to tap into the electronic commerce market, performed poorly during the period. This was because investors were concerned about the company's ability to
successfully    handle    its    large    number   of   recent   acquisitions.

Thank  you  for  your  continued  investment  in Dreyfus Aggressive Growth Fund

September 14, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE RUSSELL 2000 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE. THE RUSSELL MIDCAP INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Aggressive Growth Fund and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

                                    Average Annual Total Returns AS OF 8/31/99

                                                                     Inception

                                           1 Year                    (9/29/95)
--------------------------------------------------------------------------------

FUND                                       26.64%                     (3.57)%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS AGGRESSIVE GROWTH FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

$24,215

Standard & Poor's 500 Composite Stock Index((+)

$8,672

Dreyfus Aggressive Growth Fund

STATEMENT OF INVESTMENTS
August 31, 1999

(CONTINUED)

COMMON STOCKS--86.1%                                                                              Shares              Value ($)
---------------------------------------------------------------------------------------------------------------------------------
AEROSPACE--1.4%

L-3 Communications Holdings                                                                      10,850  (a)             430,609

APPAREL--1.2%

Pacific Sunwear of California                                                                    15,950  (a)             370,838

BIOTECHNOLOGY--1.9%

Gilead Sciences                                                                                   7,250  (a)             565,047

BUSINESS SERVICES--5.3%

Affiliated Computer Services, Cl. A                                                               9,350  (a)             399,712

Concord EFS                                                                                      19,525  (a)             724,866

Digex                                                                                             6,000                  199,500

USWeb                                                                                            14,250  (a)             277,875

                                                                                                                       1,601,953

COMPUTER EQUIPMENT--.9%

Newbridge Networks                                                                                9,675  (a)             265,458

COMPUTER SOFTWARE/SERVICES--10.1%

Citrix Systems                                                                                   11,400  (a)             649,800

Compuware                                                                                        16,700  (a)             504,131

Convergys                                                                                        19,625  (a)             404,765

Electronics for Imaging                                                                           3,525  (a)             206,653

Peregrine Systems                                                                                 9,425  (a)             311,025

Siebel Systems                                                                                    5,550  (a)             381,216

Sykes Enterprises                                                                                17,075  (a)             409,800

Verio                                                                                             4,750  (a)             176,640

VerticalNet                                                                                         450  (a)              15,525

                                                                                                                       3,059,555

CONSUMER SERVICES--3.8%

National Information Consortium                                                                   6,925                  114,262

Navigant Consulting                                                                              20,875  (a)             915,891

Sotheby's Holdings, Cl. A                                                                         4,700                  136,888

                                                                                                                       1,167,041

DISTRIBUTION--.7%

Patterson Dental                                                                                  5,000  (a)             205,000

ELECTRONICS--3.2%

Celestica                                                                                         7,650  (a)             330,862

Jabil Circuit                                                                                     9,125  (a)             408,914

Sanmina                                                                                           3,225  (a)             241,875

                                                                                                                         981,651

ENVIRONMENTAL SERVICES--1.8%

Republic Services, Cl. A                                                                         50,050  (a)             544,294

                                                                                                     The Fund




STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                      Shares                Value ($)
---------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES--1.7%

Metris Cos.                                                                                      18,650                  514,041

FOOD & BEVERAGES--.9%

Keebler Foods                                                                                     9,200  (a)             274,275

HEALTHCARE SERVICES--5.0%

ChiRex                                                                                           22,988  (a)             695,387

Pharmaceutical Product Development                                                               10,250  (a)             207,562

Quintiles Transnational                                                                           8,575  (a)             307,092

Renal Care Group                                                                                 16,925  (a)             323,691

                                                                                                                       1,533,732

INSURANCE--.7%

XL Capital, Cl. A                                                                                 4,375                  220,117

LEISURE & ENTERTAINMENT--3.6%

Fairfield Communities                                                                            26,575  (a)             345,475

Premier Parks                                                                                     9,125  (a)             298,844

Station Casinos                                                                                   9,200  (a)             186,300

Sunterra                                                                                         20,000  (a)             263,750

                                                                                                                       1,094,369

MANUFACTURING--2.9%

Astec Industries                                                                                  5,975  (a)             202,403

Tyco International                                                                                3,550                  359,659

Zomax                                                                                            14,550  (a)             331,922

                                                                                                                         893,984

MEDICAL SUPPLIES & EQUIPMENT--2.1%

CONMED                                                                                            9,050  (a)             253,400

Sybron International                                                                             14,500  (a)             373,375

                                                                                                                         626,775

OIL & GAS--2.5%

Hanover Compressor                                                                                7,800  (a)             280,312

Weatherford International                                                                        13,325  (a)             474,703

                                                                                                                         755,015

OIL SERVICES--4.5%

BJ Services                                                                                      15,700  (a)             537,725

Baker Hughes                                                                                     10,950                  372,300

Halliburton                                                                                       4,950                  229,556

Nabors Industries                                                                                 8,325  (a)             224,775

                                                                                                                       1,364,356

PHARMACEUTICALS--1.6%

Alpharma, Cl. A                                                                                  11,200                  379,400





COMMON STOCKS (CONTINUED)                                                                       Shares                Value ($)
---------------------------------------------------------------------------------------------------------------------------------

PHARMACEUTICALS (CONTINUED)

Drugstore.com                                                                                    1,750                   104,781

                                                                                                                         484,181

PUBLISHING & BROADCASTING--.8%

EchoStar Communications                                                                           2,950  (a)             246,694

RESTAURANTS--2.6%

Dave & Buster's                                                                                   4,575  (a)              53,756

Outback Steakhouse                                                                               12,425  (a)             368,091

Papa John's International                                                                         9,425  (a)             374,644

                                                                                                                         796,491

RETAIL--9.0%

American Eagle Outfitters                                                                         7,625  (a)             299,281

Cheap Tickets                                                                                     2,650  (a)              98,050

Dollar Tree Stores                                                                                5,375  (a)             177,375

Fastenal                                                                                          6,625                  332,078

Intellicell (Warrants)                                                                           76,250  (a)                  --

Linens 'n Things                                                                                  8,275  (a)             283,419

Michaels Stores                                                                                   8,550  (a)             262,378

TJX Companies                                                                                    10,150                  293,081

United Rentals                                                                                   11,962  (a)             292,321

Williams-Sonoma                                                                                  11,100  (a)             432,900

Yankee Candle                                                                                    15,800                  281,438

                                                                                                                       2,752,321

SEMICONDUCTORS & EQUIPMENT--9.0%

ASM Lithography Holding                                                                           2,550  (a)             160,969

Atmel                                                                                             4,925  (a)             193,614

Brooks Automation                                                                                16,450  (a)             357,787

Flextronics International                                                                         6,700  (a)             393,206

JDS Uniphase                                                                                      3,900  (a)             413,644

Lam Research                                                                                      6,825  (a)             385,186

Maxim Integrated Products                                                                         2,650  (a)             178,378

Novellus Systems                                                                                  2,100  (a)             113,269

SDL                                                                                               3,025  (a)             247,672

Teradyne                                                                                          4,550  (a)             309,685

                                                                                                                       2,753,410

TELECOMMUNICATION EQUIPMENT--3.0%

ANTEC                                                                                             7,175  (a)             326,911

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
---------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT (CONTINUED)

CIENA                                                                                            11,750  (a)             412,719

Sawtek                                                                                            5,500  (a)             181,844

                                                                                                                         921,474

TELECOMMUNICATION SERVICES--4.0%

Allegiance Telecom                                                                                4,425  (a)             266,053

McLeod USA, Cl. A                                                                                 8,300  (a)             277,013

Time Warner Telecom, Cl. A                                                                        5,575                  150,525

WinStar Communications                                                                           10,150  (a)             515,747

                                                                                                                       1,209,338

UTILITIES--1.9%

Montana Power                                                                                     8,900                  275,344

Potomac Electric Power                                                                           11,700                  310,050

                                                                                                                         585,394

TOTAL COMMON STOCKS

   (cost $23,067,528)                                                                                                 26,217,413
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

CONVERTIBLE NOTES--.7%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONICS;

Sanmina, Sub. Notes,

  4.25%, 2004

   (cost $174,000)                                                                              174,000  (b)             190,965
------------------------------------------------------------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS--13.7%
---------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTES;

Student Loan Marketing Association,

  5.40%, 9/1/99

   (cost $4,175,000)                                                                          4,175,000                4,175,000

TOTAL INVESTMENTS (cost $27,416,528)                                                             100.5%               30,583,378

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.5%)                 (138,180)

NET ASSETS                                                                                       100.0%               30,445,198

     (A)  NON-INCOME PRODUCING.

     (B)  SECURITY  EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES
          ACT OF 1933. THIS SECURITY MAY BE RESOLD IN  TRANSACTIONS  EXEMPT FROM
          REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT AUGUST
          31, 1999, THIS SECURITY  AMOUNTED TO $190,965 OR APPROXIMATELY  .7% OF
          NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 1999

                                                                                              Cost                  Value
---------------------------------------------------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments                                     27,416,528              30,583,378

Cash                                                                                                                    63,741

Receivable for investment securities sold                                                                              431,805

Interest and dividends receivable                                                                                        4,397

Prepaid expenses                                                                                                         5,873

                                                                                                                    31,089,194
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                                          24,606

Due to Distributor                                                                                                      6,592

Payable for investment securities purchased                                                                           524,771

Payable for shares of Common Stock redeemed                                                                            42,571

Accrued expenses                                                                                                       45,456

                                                                                                                      643,996
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                     30,445,198
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                                    91,548,980

Accumulated net realized gain (loss) on investments                                                               (64,270,632)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                                                                           3,166,850
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                     30,445,198
------------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)                                                     2,809,432

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                                                                        10.84

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended August 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INCOME:

Interest                                                                                                               89,635

Cash dividends (net of $549 foreign taxes withheld at source)                                                          46,995

TOTAL INCOME                                                                                                          136,630

EXPENSES:

Management fee--Note 3(a)                                                                                             241,817

Shareholder servicing costs--Note 3(b)                                                                                216,767

Prospectus and shareholders' reports                                                                                   29,768

Registration fees                                                                                                      28,340

Custodian fees--Note 3(b)                                                                                              14,580

Directors' fees and expenses--Note 3(c)                                                                                10,856

Professional fees                                                                                                       6,893

Miscellaneous                                                                                                           2,603

TOTAL EXPENSES                                                                                                        551,624

Less--reduction in management fee due to

   undertaking--Note 3(a)                                                                                            (186,565)

NET EXPENSES                                                                                                          365,059

INVESTMENT (LOSS)                                                                                                    (228,429)
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                                                           (22,247,312)

Net unrealized appreciation (depreciation) on investments                                                          30,125,896

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                              7,878,584

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                7,650,155

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Year Ended August 31,
                                                                                ----------------------------------

                                                                                     1999                 1998
--------------------------------------------------------------------------------
OPERATIONS ($):

Investment (loss)                                                                (228,429)              (807,227)

Net realized gain (loss) on investments                                        (22,247,312)          (32,526,537)

Net unrealized appreciation (depreciation)
   on investments                                                               30,125,896           (19,139,188)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                     7,650,155           (52,472,952)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                                                    7,769,955            32,766,191

Cost of shares redeemed                                                        (15,943,273)          (80,928,451)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                                              (8,173,318)          (48,162,260)

TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (523,163)         (100,635,212)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                              30,968,361          131,603,573

END OF PERIOD                                                                    30,445,198           30,968,361
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                                         805,062            1,927,600

Shares redeemed                                                                  (1,611,151)          (4,870,650)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                      (806,089)          (2,943,050)

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                 Year Ended August 31,
                                                                       -------------------------------------
                                                                     1999          1998          1997             1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  8.57         20.07          22.71            12.50

Investment Operations:

Investment (loss)                                                     (.07)(b)      (.16)(b)       (.26)            (.10)

Net realized and unrealized

   gain (loss) on investments                                         2.34        (11.34)         (2.38)           10.31

Total from Investment Operations                                      2.27        (11.50)         (2.64)           10.21

Net asset value, end of period                                       10.84          8.57          20.07            22.71
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     26.64        (57.30)        (11.63)           81.68(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                              1.13          1.27           1.34             1.16(c)

Ratio of interest expense and loan

   commitment fees to average net assets                                --           .00(d)         .39              .24(c

Ratio of investment (loss)

   to average net assets                                             (.71)          (.95)         (1.62)           (1.04)(c

Decrease reflected in above expense ratios
   due to undertakings by the Manager                                 .58            .29            .09              .17(c

Portfolio Turnover Rate                                            168.00          86.53          76.45            125.17(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              30,445         30,968        131,604           119,341

(A) FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Aggressive Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

                                                             The Fund

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,643 during the period ended August 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $59,528,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $33,000 of the carryover expires in fiscal 2004, $5,794,000 expires in fiscal 2005, $1,778,000 expires in fiscal 2006 and $51,923,000 expires in fiscal 2007.

During the period ended August 31, 1999, the fund reclassed $228,429 from accumulated undistributed investment income-net to paid-in capital. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended August 31, 1999, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, from September 1, 1998 through August 31, 2000, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage and extraordinary expenses, exceed an annual rate of 1.20% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $186,565 during the period ended August 31, 1999.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professionals) in respect of these services. The Distributor deter

                                           The Fund
mines the amounts to be paid to Service Agents. During the period ended August 31, 1999, the fund was charged $80,606 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 1999, the fund was charged $94,630 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 1999, the fund was charged $14,580 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made
through    the    use    of    the    fund'   s    Exchange    privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 1999, amounted to $51,128,195 and $62,887,414, respectively.

At  August  31, 1999, accumulated net unrealized appreciation on investments was
$3,166,850,   consisting   of   $4,497,049  gross  unrealized  appreciation  and
$1,330,199 gross unrealized depreciation.

At August 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Aggressive Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Aggressive Growth Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.), as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of August 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Aggressive Growth Fund at August 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.




New York, New York
October 5, 1999

                                                             The Fund

NOTES

                                                             The Fund

                        For More Information
                        Dreyfus Aggressive Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:
BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from: http://www.dreyfus.com


(c) 1999 Dreyfus Service Corporation                                  256AR998

-------------------------------------------------------------------------------

Dreyfus
Aggressive Value
Fund



ANNUAL REPORT
August 31, 1999


(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents
-------------------------------------------------------------------------------


                                 THE FUND

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Important Tax Information


                                 FOR MORE INFORMATION

                                 Back Cover

                                                                       The Fund
                                                                        Dreyfus
                                                          Aggressive Value Fund
LETTER FROM THE PRESIDENT

Dear Shareholder:
We are pleased to present this annual report for Dreyfus Aggressive Value Fund, covering the 12-month period from September 1, 1998 through August 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey.

The past year has been rewarding for most equity investors. When the reporting period began, most sectors of the U.S. stock market were in the midst of a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after 1999 began, however, those fears abated. In fact, the U.S. economy remained strong, characterized by low inflation and high levels of consumer spending. These conditions supported continued strength in the stock market. Several major market indices set new records, including the Dow Jones Industrial Average, the broader S&P 500 Index
and    the    technology-laden    NASDAQ    Index.

Beginning in April, many previously out-of-favor market sectors rallied strongly, including value-oriented stocks. This has helped narrow the valuation gap that had developed over the past several years between the growth and value
sectors    of    the    stock    market.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Aggressive Value Fund.


Sincerely,
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 14, 1999

DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, Senior Portfolio Manager

How did Dreyfus Aggressive Value Fund perform  relative to its benchmark?
For the 12-month period ended August 31, 1999, Dreyfus Aggressive Value Fund produced a total return of 25.41% .(1) This compares with a total return of 30.08% for the fund's new benchmark, the Russell 1000 Value Index, for the same period.(2) However, during most of the period, the fund's two benchmarks were the Wilshire Large Company Value Index and the Wilshire Midcap Value Index, which returned 22.68% and 11.71%, respectively, for the same period.(3)

We attribute our modest underperformance to the change to the Russell 1000 Value Index as our new benchmark, which occurred late in the period and shifted the fund' s focus away from mid- and large-cap stocks to instead focus on large-cap stocks. Further discussion about this benchmark change follows the line-graph comparison contained in this annual report.

What is the fund's investment approach?

When selecting stocks for the fund, we begin with a proprietary computer model that identifies suitable candidates for the fund. We then reduce that list of names by conducting fundamental research, and by meeting with the management teams of the remaining candidates. Specifically, we are looking for factors that could signal a rise in the stock's price, including new products or markets, opportunities for gaining greater market share, more effective management teams, or positive changes in the company's corporate structure or market perception. What other factors influenced the fund's performance?

     In many ways, the first and second halves of the fund's 12-month reporting period experienced widely disparate market conditions. Many of the factors that held back the fund's performance during the first six months of the reporting period reversed themselves during the last six months, The Fun boosting the fund' s overall returns. Most significantly, in April, market sentiment began to shift away from domestic large-cap growth stocks to include a broader group of companies. During this period, small- and mid-cap companies were coming into favor just as the portfolio was shifting its focus to concentrate on large-cap companies.

The fund's strongest gains during the period stemmed from the technology sector, where we had an overweighted position relative to the Russell benchmark. In particular, we enjoyed significant gains from our holdings in Intel, a semiconductor company; P-E Biosystems, a company that manufactures medical research equipment used to map the human gene; and Computer Associates International, a computer software maker whose stock price more than doubled during the time that we owned it. However, not all of our technology holdings performed well. For example, our investments in Storage Technology, a data storage and hardware equipment maker, suffered in large part because of a change in its distribution agreement with International Business Machines.

In the healthcare sector, an increasingly restrictive regulatory environment hurt many stocks in the sector. However, our security selection strategy within the healthcare sector resulted in significant gains for the fund. Examples include Biogen, a biotechnology company; Allergan, largely a biotechnology company; and Columbia/HCA Healthcare, an owner and manager of hospitals. In the cases of Allergan and Columbia/HCA Healthcare, both companies' stock price benefited as a result of strong corporate restructuring efforts.

On the other hand, the fund experienced weak performance from two key value sectors: basic materials and capital goods. In both cases, we had reduced the fund' s positions at the beginning of the year because the sectors had been performing poorly. As a result, when these types of stocks began to improve during the mid-April move toward value, we failed to fully participate in those sectors' improvements.

What is the fund's current strategy?

We have been encouraged by the current stock market environment and believe it offers many positive investment opportunities for the fund. We plan to continue to offer investors a well-diversified portfolio of large-cap, value-oriented stocks that we believe has the potential to outperform the Russell 1000 Value Index.

September 14, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENT APPROXIMATELY 89% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.
(3) SOURCE: WILSHIRE ASSOCIATES, INC. -- THE WILSHIRE LARGE COMPANY VALUE INDEX IS AN UNMANAGED INDEX REFLECTING THE PERFORMANCE OF THE LARGEST 750 STOCKS IN THE WILSHIRE 5000 INDEX THAT MEET CERTAIN STATISTICAL CRITERIA FOR "VALUE." THE WILSHIRE MIDCAP VALUE INDEX CONSISTS OF THE MEDIUM-SIZED COMPANIES IN THE WILSHIRE 5000 INDEX THAT MEET CERTAIN STATISTICAL CRITERIA FOR "VALUE."
                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Aggressive Value Fund with the Russell 1000 Value Index, the Wilshire Midcap Value Index and the Wilshire Large Company Value Index

Average Annual Total Returns AS OF 8/31/99
                                                                     Inception
                                    1 Year                           (9/29/95)
FUND                                25.41%                            25.09%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC..
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS AGGRESSIVE VALUE FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN EACH OF THE RUSSELL 1000 VALUE INDEX, THE WILSHIRE MIDCAP VALUE INDEX, AND THE WILSHIRE LARGE COMPANY VALUE INDEX. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE RUSSELL 1000 VALUE INDEX, WHICH THIS YEAR HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE ON AN ONGOING BASIS, BASED ON THE FUND'S AND THE INDEX'S VALUE ORIENTATION. THE WILSHIRE MIDCAP VALUE INDEX AND THE WILSHIRE LARGE COMPANY VALUE INDEX, WHICH WERE USED RESPECTIVELY AS THE FUND'S PRIMARY AND SECONDARY BENCHMARK INDICES LAST YEAR, ARE BEING REPLACED BY THE RUSSELL 1000 VALUE INDEX BECAUSE OF THE LACK OF ADEQUATE INFORMATION MADE AVAILABLE BY WILSHIRE TO THE FUND'S MANAGER ABOUT THE COMPONENTS OF EACH WILSHIRE INDEX. PERFORMANCE FOR THE WILSHIRE INDICES WILL NOT BE PROVIDED WITH THE NEXT ANNUAL REPORT, BUT IS PROVIDED HEREWITH PURSUANT TO APPLICABLE REGULATIONS. THE RUSSELL 1000 VALUE INDEX USES COMPANY PRICE-TO-BOOK RATIOS AND LONG-TERM GROWTH RATES TO CALCULATE A COMPOSITE RANKING WHICH IS USED TO DETERMINE IF A STOCK IS "GROWTH" OR "VALUE." THE WILSHIRE MIDCAP VALUE INDEX IS CONSTRUCTED BY USING A BLEND OF PRICE-TO-BOOK AND FORECAST PRICE-TO-EARNINGS RATIOS. THE 500 STOCKS THAT RANK IN SIZE FROM THE 501ST TO THE 1000TH WITHIN THE WILSHIRE 5000 ARE RANKED BASED ON A STYLE SCORE THAT IS 75% PRICE-TO-EARNINGS RATIO AND 25% FORECAST P/E. THE UNIVERSE IS DIVIDED SO THAT COMPANIES THAT REPRESENT HALF OF THE TOTAL CAPITALIZATION FALL INTO GROWTH AND THE REMAINDER ARE PLACED INTO VALUE. THE WILSHIRE LARGE COMPANY VALUE INDEX ALSO IS CONSTRUCTED BY USING A BLEND OF PRICE-TO-BOOK AND FORECAST PRICE-TO-EARNINGS RATIOS. THE LARGEST 750 STOCKS IN THE WILSHIRE 5000 ARE RANKED BASED ON A STYLE SCORE THAT IS 75% PRICE-TO-EARNINGS RATIO AND 25% FORECAST P/E. THE UNIVERSE ALSO IS DIVIDED SO THAT COMPANIES THAT REPRESENT HALF OF THE TOTAL CAPITALIZATION FALL INTO GROWTH AND THE REMAINDER ARE PLACED INTO VALUE. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. NONE OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.
$24,053
$21,391
$19,137
$15,029


STATEMENT OF INVESTMENTS
August 31, 1999

COMMON STOCKS--94.4%                                                                             Shares               Value ($)

CONSUMER DURABLES--4.3%

Black & Decker                                                                                   30,500                1,605,062
General Motors                                                                                   23,000                1,520,875
                                                                                                                       3,125,937

CONSUMER NON-DURABLES--2.8%

PepsiCo                                                                                          42,500                1,450,312
Philip Morris Cos.                                                                               15,500                  580,281
                                                                                                                       2,030,593

CONSUMER SERVICES--4.5%

Cendant                                                                                          60,400  (a)           1,083,425
Disney (Walt)                                                                                    25,500                  707,625
Viacom, Cl. B                                                                                     8,700  (a)             365,944
Wendy's International                                                                            40,000                1,120,000
                                                                                                                       3,276,994

ELECTRONIC TECHNOLOGY--6.8%

Apple Computer                                                                                   12,600  (a)             822,150
Hewlett-Packard                                                                                   5,400                  569,025
Intel                                                                                            27,400                2,251,938
International Business Machines                                                                   4,500                  560,531
Lockheed Martin                                                                                  19,900                  736,300
                                                                                                                       4,939,944

ENERGY MINERALS--10.2%

BP Amoco, A.D.S.                                                                                 13,300                1,491,262
Mobil                                                                                            32,800                3,357,900
Royal Dutch Petroleum (New York Shares)                                                          17,400                1,076,625
Texaco                                                                                           22,400                1,422,400
                                                                                                                       7,348,187

FINANCE--19.3%

Bank of New York                                                                                 40,800                1,458,600
Chase Manhattan                                                                                  28,300                2,368,356
Citigroup                                                                                        70,700                3,141,731
First Tennessee National                                                                         38,200                1,222,400
Fleet Financial Group                                                                            38,700                1,540,744
Freddie Mac                                                                                      18,100                  932,150
Morgan (J.P.) & Co.                                                                              11,200                1,446,900
Morgan Stanley Dean Witter & Co.                                                                 10,700                  918,194
Wells Fargo                                                                                      23,300                  927,631
                                                                                                                      13,956,706
                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
HEALTH SERVICES--3.0%

Columbia/HCA Healthcare                                                                          62,600                1,541,525
Foundation Health Systems, Cl. A                                                                 51,500  (a)             656,625
                                                                                                                       2,198,150

HEALTH TECHNOLOGY--3.4%

Lilly (Eli) & Co.                                                                                23,200                1,731,300
Watson Pharmaceuticals                                                                           19,800  (a)             710,325
                                                                                                                       2,441,625

INSURANCE--6.1%

American General                                                                                 21,800                1,547,800
American International Group                                                                     23,750                2,201,328
CIGNA                                                                                             7,300                  655,631
                                                                                                                       4,404,759

NON-ENERGY MINERALS--1.9%

Alcoa                                                                                            20,700                1,336,444

PROCESS INDUSTRIES--6.1%

Dow Chemical                                                                                     12,800                1,454,400
Goodrich (B.F.)                                                                                  21,056                  777,756
International Paper                                                                              22,500                1,058,906
Olin                                                                                             52,800                  749,100
Temple-Inland                                                                                     5,400                  334,800
                                                                                                                       4,374,962

PRODUCER MANUFACTURING--6.8%

General Electric                                                                                 13,900                1,561,144
Honeywell                                                                                        13,700                1,554,950
Tyco International                                                                               18,000                1,823,625
                                                                                                                       4,939,719

TECHNOLOGY SERVICES--3.4%

Computer Associates International                                                                30,000                1,695,000
Electronic Data Systems                                                                          13,000                  729,625
                                                                                                                       2,424,625

TRANSPORTATION--1.7%

CNF Transportation                                                                               32,100                1,249,894

UTILITIES--14.1%

Ameritech                                                                                        30,700                1,937,938
Bell Atlantic                                                                                    35,300                2,162,125




COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
UTILITIES (CONTINUED)

BellSouth                                                                                        31,700                1,434,425
Coastal                                                                                          37,200                1,611,225
Enron                                                                                             9,600                  402,000
GTE                                                                                               2,900                  199,013
Illinova                                                                                         12,000                  382,500
MCI WorldCom                                                                                      7,000  (a)             530,250
Sprint (PCS Group)                                                                               25,000                1,493,750
                                                                                                                      10,153,226

TOTAL COMMON STOCKS

   (cost $60,880,071)                                                                                                 68,201,765
                                                                                             Principal
SHORT-TERM INVESTMENTS--1.5%                                                                 Amount ($)                Value ($)

U.S. TREASURY BILLS:

   4.57%, 10/21/1999                                                                             10,000                    9,935
   4.70%, 11/4/1999                                                                              30,000                   29,753
   4.71%, 11/18/1999                                                                            356,000                  352,351
   4.81%, 11/26/1999                                                                            704,000                  695,925

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,087,962)                                                                                                   1,087,964
TOTAL INVESTMENTS (cost $61,968,033)                                                              95.9%               69,289,729
CASH AND RECEIVABLES (NET)                                                                         4.1%                2,954,226
NET ASSETS                                                                                       100.0%               72,243,955

(A)  NON-INCOME PRODUCING.
SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999
                                                                                               Cost                   Value
ASSETS ($):

Investments in securities--See Statement of Investments                                     61,968,033                69,289,729
Cash                                                                                                                     755,547
Receivable for investment securities sold                                                                              8,391,806
Dividends receivable                                                                                                     136,836
Receivable for shares of Common Stock subscribed                                                                               2
Prepaid expenses                                                                                                          10,957

                                                                                                                      78,584,877

LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates                                                                             59,450
Due to Distributor                                                                                                        15,937
Payable for investment securities purchased                                                                            6,184,897
Payable for shares of Common Stock redeemed                                                                               35,347
Accrued expenses                                                                                                          45,291

                                                                                                                       6,340,922
NET ASSETS ($)                                                                                                        72,243,955

COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                                                                       58,618,340
Accumulated undistributed investment income--net                                                                         197,100
Accumulated net realized gain (loss) on investments                                                                    6,106,819

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                                                                              7,321,696
NET ASSETS ($)                                                                                                        72,243,955

SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)                                                        2,946,775
NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)                                                    24.52
SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS
Year Ended August 31, 1999



INVESTMENT INCOME ($):
INCOME:
Cash dividends (net of $14,476 foreign taxes withheld at source)                                                       1,358,989
Interest                                                                                                                  61,557
TOTAL INCOME                                                                                                           1,420,546
EXPENSES:
Management fee--Note 3(a)                                                                                                703,532
Shareholder servicing costs--Note 3(b)                                                                                   387,660
Professional fees                                                                                                         40,917
Prospectus and shareholders' reports                                                                                      36,869
Registration fees                                                                                                         21,899
Custodian fees--Note 3(b)                                                                                                 15,140
Interest expense--Note 2                                                                                                   4,836
Directors' fees and expenses--Note 3(c)                                                                                    4,250
Miscellaneous                                                                                                              2,769
TOTAL EXPENSES                                                                                                         1,217,872
INVESTMENT INCOME--NET                                                                                                   202,674
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):
Net realized gain (loss) on investments                                                                                6,127,424
Net unrealized appreciation (depreciation) on investments                                                             17,405,513
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                23,532,937
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                  23,735,611
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS
                                                                                                   Year Ended August 31,
                                                                                                1999                   1998
OPERATIONS ($):

Investment income--net                                                                        202,674               242,141
Net realized gain (loss) on investments                                                     6,127,424             8,680,708

Net unrealized appreciation (depreciation)
   on investments                                                                          17,405,513            (27,545,197)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                                                               23,735,611            (18,622,348)

DIVIDENDS TO SHAREHOLDERS FROM ($):
Investment income--net                                                                       (187,969)              (158,949)
Net realized gain on investments                                                           (4,934,176)           (10,776,662)
TOTAL DIVIDENDS                                                                            (5,122,145)           (10,935,611)
CAPITAL STOCK TRANSACTIONS ($):
Net proceeds from shares sold                                                              27,456,779             66,660,408
Dividends reinvested                                                                        4,906,800             10,405,246
Cost of shares redeemed                                                                   (70,641,639)          (115,127,697)
INCREASE (DECREASE) IN NET ASSETS FROM

   CAPITAL STOCK TRANSACTIONS                                                             (38,278,060)           (38,062,043)
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                   (19,664,594)           (67,620,002)

NET ASSETS ($):
Beginning of Period                                                                        91,908,549            159,528,551
END OF PERIOD                                                                              72,243,955             91,908,549
Undistributed investment income--net                                                          197,100                182,395
CAPITAL SHARE TRANSACTIONS (SHARES):
Shares sold                                                                                 1,151,489              2,595,360
Shares issued for dividends reinvested                                                        206,689                430,859
Shares redeemed                                                                            (2,905,607)            (4,573,819)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                              (1,547,429)            (1,547,600)
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended August 31,
                                                                         1999             1998             1997            1996(a)

PER SHARE DATA ($):


Net asset value, beginning of period                                    20.45            26.40            20.08            12.50

Investment Operations:

Investment income--net                                                    .05(b)           .05              .02              .09
Net realized and unrealized
   gain (loss) on investments                                            5.11            (4.27)            8.22             7.53
Total from Investment Operations                                         5.16            (4.22)            8.24             7.62

Distributions:

Dividends from investment income--net                                   (.04)            (.03)             (.05)            (.04)
Dividends from net realized gain
   on investments                                                      (1.05)           (1.70)            (1.87)              --
Total Distributions                                                    (1.09)           (1.73)            (1.92)            (.04)
Net asset value, end of period                                         24.52            20.45             26.40            20.08
TOTAL RETURN (%)                                                       25.41           (17.02)            43.57            61.00(c)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                                   1.29             1.27             1.24              1.17(c)
Ratio of interest expense to
   average net assets                                                    .01              .01               --               --
Ratio of net investment income to
   average net assets                                                    .22              .16              .18               .55(c)
Decrease reflected in above expense
   ratios due to undertakings by the
   Manager                                                                 --               --             .14               .63(c)
Portfolio Turnover Rate                                               225.12           170.46           120.71            260.98(c)
Net Assets, end of period
   ($ x 1,000)                                                        72,244           91,909          159,529             9,711
(A)  FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.
(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Aggressive Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the The Fun best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 1999 was approximately $93,700, with a related weighted average interest rate of 5.16%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1999, the fund was charged $234,511 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 1999, the fund was charged $97,473 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 1999, the fund was charged $15,140 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through use of the fund's Exchange privilege.

(e) During the period ended August 31, 1999, the fund incurred total brokerage commissions of $547,239, of which $24,111 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Bank Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 1999, amounted to $203,904,666 and $247,126,210, respectively.

At  August  31, 1999, accumulated net unrealized appreciation on investments was
$7,321,696,   consisting   of   $8,803,775  gross  unrealized  appreciation  and
$1,482,079 gross unrealized depreciation.

At August 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus Aggressive Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Aggressive Value Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.), as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the
Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of August 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Aggressive Value Fund at August 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

New York, New York
October 5, 1999

IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $1.02 per share as a long-term capital gain distribution of the $1.09 per share paid on December 2, 1998.

The fund also designates 49.02% of the ordinary dividends paid during the fiscal year ended August 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.

                                                             The Fund

NOTES

                        For More Information
                        Dreyfus
                        Aggressive Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent & Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:
BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from: http://www.dreyfus.com



              (c) 1999 Dreyfus Service Corporation                     257AR998

-------------------------------------------------------------------------------

Dreyfus
Midcap Value Fund
ANNUAL REPORT August 31, 1999
(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents
-------------------------------------------------------------------------------

                                 THE FUND

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information


                                 FOR MORE INFORMATION

                                 Back Cover

                                                                       The Fund
                                                                 Dreyfus Midcap
                                                                     Value Fund
LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Midcap Value Fund, covering the 12-month period from September 1, 1998 through August 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Peter Higgins.

The past year has been rewarding for many equity investors, including those who own mid-capitalization stocks. When the reporting period began, most sectors of the U.S. stock market were in the midst of a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after 1999 began, however, those fears abated. In fact, the U.S. economy remained strong, characterized by low inflation and high levels of
consumer    spending.

Beginning in April, many previously out-of-favor market sectors have rallied strongly -- including midcap stocks -- as investors became increasingly attracted to their low prices relative to expected earnings. This has helped narrow the valuation gap that had developed over the past several years between the large- and mid-capitalization sectors of the stock market.

We  appreciate  your  confidence over the past year, and we look forward to your
continued    participation    in    Dreyfus    Midcap    Value    Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 14, 1999

DISCUSSION OF FUND PERFORMANCE

Peter Higgins, Portfolio Manager

How did Dreyfus Midcap Value Fund perform  relative to its benchmark?
For the 12-month period ended August 31, 1999, Dreyfus Midcap Value Fund produced a total return of 55.71%.(1) This compares favorably with the return provided by the Russell Midcap Value Index, which produced a total return of 21.87% for the same period.(2)

We attribute the fund's strong performance to a combination of positive factors. First, we made some very good stock selections during the period. Second, our overall performance benefited from a shift in market sentiment away from the long-held preference for large-cap growth stocks to smaller and value-oriented stocks. Because the fund' s policy is to invest in a wide range of companies across different market sectors, we were well positioned to benefit when stocks in various industries came into favor.

What is the fund's investment approach?

The fund's goal is to surpass the performance of the Russell Midcap Value Index by investing in the stocks of companies with total market values between $400 million and $4 billion.(3)

When selecting stocks for the fund, we emphasize three key factors: VALUE, or how the stock is priced relative to its intrinsic worth based on a variety of traditional measures; BUSINESS HEALTH, as defined by the company's overall efficiency and profitability; and BUSINESS MOMENTUM, or the presence of a catalyst -- such as corporate restructuring, change in management or a spin-off -- that could trigger an increase in the stock's price in the near term We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market and economic environment, when it shows deteriorating fundamentals or declining momentum, or when its performance falls short of our expectations.
                                                             The Fund

What other factors influenced the fund's performance?

In many ways, the first and second halves of the fund's 12-month reporting period experienced widely disparate market conditions. Many of the factors that held back the fund's performance during the first six months of the reporting period reversed themselves during the last six months, boosting the fund's overall returns. Most of these changes came in March and April, when market sentiment shifted away from large-cap growth names to include a broader group of companies, including small- and mid-cap names. In such an environment, many of the stocks in the portfolio reported positive earnings surprises, and their stock prices flourished.

In addition, many overseas stock markets began to show signs that the worst of last fall' s economic troubles were behind them. As these economies began to rebound, import and export sales began to improve, which in turn created a more favorable outlook for companies everywhere.

The fund' s dollar-weighted average market cap on August 31, 1999, was $2.6 billion, compared to the Russell Midcap Value Index average of $5.3 billion. What is the fund's current strategy?

We have continued to focus on investments in technology, especially semiconductor and semiconductor capital equipment holdings. In February, we increased the fund' s weighting in this area primarily because we believed the valuations of many of these companies had been knocked down considerably, resulting in stock prices that were lower than what we believed were their actual worth. That proved to be a wise move: as these companies' businesses improved, they enhanced the fund' s performance considerably. Lam Research, Cypress Semiconductor and Tech Data ranked among the portfolio's most notable technology stocks during the period.

Another contributor to positive performance was the fund's investments in energy stocks. We increased our holdings of several energy stocks in March based on our opinion that oil prices were artificially depressed and were likely to improve. When oil prices rose during the period, we were able to realize gains, particularly in two of the fund's oil and production companies, Union Pacific
Resources    Group    and    Santa    Fe    Snyder.

On the other hand, several of our healthcare investments held back performance, including Integrated Health Services, which owns nursing homes and provides respiratory services. However, not all healthcare holdings performed poorly. When Quest Diagnostics, one of our laboratory companies, merged with SmithKline Beecham, the new firm was able to realize tremendous cost-cutting opportunities, which ultimately drove its stock price higher.

We have been encouraged by the values that we are finding in the midcap stock market. Low prices relative to key valuation measures, combined with positive earnings surprises, have left us enthusiastic about the potential opportunities
for    midcap    investors.

September 14, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- THE RUSSELL MIDCAP VALUE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE.
(3) ON AUGUST 1, 1999, THE FUND CHANGED ITS BENCHMARK FROM THE RUSSELL MIDCAP INDEX, WHICH IS STYLE NEUTRAL, TO THE RUSSELL MIDCAP VALUE INDEX, WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.
                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Midcap Value Fund with the Russell Midcap Index and the Russell Midcap Value Index

Average Annual Total Returns AS OF 8/31/99
                                                                     Inception
                                           1 Year                    (9/29/95)
FUND                                       55.71%                     22.73%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MIDCAP VALUE FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN EACH OF THE RUSSELL MIDCAP VALUE INDEX AND THE RUSSELL MIDCAP INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.
THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE RUSSELL MIDCAP VALUE INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE BASED ON THE FUND'S AND THE INDEX'S MIDCAP VALUE ORIENTATION. THE RUSSELL MIDCAP INDEX WAS USED AS THE FUND'S BENCHMARK INDEX LAST YEAR. PERFORMANCE FOR THIS INDEX WILL NOT BE PROVIDED WITH THE NEXT ANNUAL REPORT, BUT IS PROVIDED HEREWITH PURSUANT TO APPLICABLE REGULATIONS.
THE RUSSELL MIDCAP VALUE INDEX IS AN UNMANAGED INDEX OF THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL MIDCAP INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.
$22,321
Dreyfus Midcap Value Fund
$18,237
Russell Midcap Index((+)
$17,999
Russell Midcap Value Index((+)

CONTINUED)
August 31, 1999


STATEMENT OF INVESTMENTS

  COMMON STOCKS--100.3%                                                                         Shares                  Value ($)
BASIC INDUSTRIES--10.6%

Arch Chemicals                                                                                   17,900                  352,406

Armco                                                                                           173,200  (a)           1,190,750
FMC                                                                                              13,500  (a)             786,375
Geon                                                                                             45,200                1,350,350
Hercules                                                                                         47,500                1,546,719
IMC Global                                                                                       23,000                  366,562
Jefferson Smurfit Group, A.D.R.                                                                  48,100                1,436,988
Louisiana-Pacific                                                                                39,400                  728,900
RPM                                                                                              72,300                  962,494
Safety-Kleen                                                                                     94,275  (a)           1,202,006
UCAR International                                                                               20,800  (a)             507,000
                                                                                                                      10,430,550

CAPITAL GOODS--7.4%
AGCO                                                                                             62,700                  646,594
Federal-Mogul                                                                                    30,500                1,391,562
Millipore                                                                                         8,100                  305,775

Republic Services, Cl. A                                                                         71,600  (a)             778,650
Thermo Electron                                                                                 128,200  (a)           2,035,175
Waste Management                                                                                 94,800                2,067,825
                                                                                                                       7,225,581

CONSTRUCTION & HOUSING--1.0%
Fluor                                                                                            24,700                1,021,962
CONSUMER DURABLES--2.4%
Applied Power, Cl. A                                                                             24,600                  753,375
Callaway Golf                                                                                    83,500                  829,781
Kaufman & Broad Home                                                                             33,100                  676,481
Polaris Industries                                                                                1,300                   46,719
                                                                                                                       2,306,356
CONSUMER NON-DURABLES--9.9%
American National Can Group                                                                      44,500                  728,687
Harcourt General                                                                                 35,400                1,550,962

International Home Foods                                                                         45,700  (a)             914,000
Jones Apparel Group                                                                              77,200  (a)           2,002,375
Liz Claiborne                                                                                    38,800                1,425,900
Rexall Sundown                                                                                    1,400  (a)              17,500
Suiza Foods                                                                                      30,200  (a)             962,625
Ziff-Davis                                                                                      135,800  (a)           2,096,412
                                                                                                                       9,698,461
                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)
STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
CONSUMER SERVICES--14.5%

Allied Waste Industries                                                                         100,100  (a)           1,276,275
Burlington Coat Factory                                                                          52,700                  869,550
Consolidated Stores                                                                              96,300  (a)           1,552,838
InaCom                                                                                           17,000  (a)             165,750
K mart                                                                                          116,800  (a)           1,467,300
Manpower                                                                                         37,900                1,023,300
OfficeMax                                                                                       135,600  (a)           1,025,475
Paging Network                                                                                   41,300  (a)             127,772
Park Place Entertainment                                                                        146,900                1,661,806
Payless ShoeSource                                                                               17,600  (a)             877,800
Polo Ralph Lauren, Cl. A                                                                         21,000  (a)             406,875
Saks                                                                                             96,600  (a)           1,624,087
Shopko Stores                                                                                    35,800  (a)           1,024,775
Snyder Communications                                                                            54,000  (a)           1,100,250
                                                                                                                      14,203,853

ENERGY--13.5%
Burlington Resources                                                                             34,000                1,421,625

EEX                                                                                              52,766  (a)             250,639
Enron Oil & Gas                                                                                  39,400                  940,675
Noble Affiliates                                                                                 51,100                1,584,100
Ocean Energy                                                                                     74,500  (a)             754,312
Santa Fe International                                                                           41,300                1,089,288
Santa Fe Snyder                                                                                 182,600                1,780,350
Tosco                                                                                            32,100                  818,550
Transocean Offshore                                                                              40,300                1,370,200
Union Pacific Resources Group                                                                    98,400                1,765,050
Weatherford International                                                                        39,825  (a)           1,418,766
                                                                                                                      13,193,555

FINANCE--5.7%

Affiliated Managers Group                                                                        16,700  (a)             445,681
Bowne & Co.                                                                                      50,900                  706,238
Everest Reinsurance Holdings                                                                     53,100                1,473,525
Heller Financial                                                                                 73,800                1,688,175
St. Paul Companies                                                                               41,100                1,317,769
                                                                                                                       5,631,388

HEALTH CARE--7.3%
Beckman Coulter                                                                                   6,800                  322,150
Bergen Brunswig, Cl. A                                                                           59,200                  913,900



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
HEALTH CARE (CONTINUED)

Health Management Associates, Cl. A                                                             155,500  (a)           1,244,000
Quest Diagnostics                                                                               108,900  (a)           2,879,044
STERIS                                                                                           81,000  (a)           1,017,562
Schein (Henry)                                                                                   45,600  (a)             778,050
                                                                                                                       7,154,706

INDUSTRIAL COMPONENTS--.1%
Lennox International                                                                              6,800                  129,200
LEISURE & ENTERTAINMENT--.5%

Mandalay Resort Group                                                                            23,500  (a)             481,750

MERCHANDISING--3.4%

Toys R Us                                                                                        98,400  (a)           1,359,150
Venator Group                                                                                   282,500  (a)           2,012,812
                                                                                                                       3,371,962

RECREATION--1.5%
Polaroid                                                                                         54,600                1,481,025
TECHNOLOGY--21.4%

Amkor Technology                                                                                 52,500  (a)             925,312
Arrow Electronics                                                                                49,900  (a)             991,762
Autodesk                                                                                         48,200                1,108,600
Cadence Design System                                                                            55,900  (a)             761,638
Cambridge Technology Partners                                                                    40,500  (a)             554,344
Cypress Semiconductor                                                                            55,800  (a)           1,290,375
Electroglas                                                                                         800  (a)              15,400
Etec Systems                                                                                     25,600  (a)           1,126,400
Hyperion Solutions                                                                               59,900  (a)             917,219
Keane                                                                                            58,400  (a)           1,262,900
Maxtor                                                                                          217,200  (a)           1,391,438
Micron Technology                                                                                20,400  (a)           1,521,075
Parametric Technology                                                                            84,700  (a)           1,185,800
Quantum--Hard Disk Drive Group                                                                  150,700  (a)           1,073,738
Sterling Commerce                                                                               109,300  (a)           2,090,363
Sterling Software                                                                                17,200  (a)             346,150
Sybase                                                                                          128,100  (a)           1,601,250
Tech Data                                                                                        77,400  (a)           2,868,638
                                                                                                                      21,032,402

TRANSPORTATION--1.1%

Yellow                                                                                           70,300  (a)           1,116,013

TOTAL COMMON STOCKS

   (cost $96,550,398)                                                                                                 98,478,764
                                                                                                     The Fund



(CONTINUED)
STATEMENT OF INVESTMENTS (CONTINUED)
STATEMENT OF INVESTMENTS   Principal
SHORT-TERM INVESTMENTS--.3%                                                                     Amount ($)             Value ($)
U.S. TREASURY BILLS:
4.60%, 11/18/1999                                                                               110,000                 108,872
4.85%, 11/26/1999                                                                               172,000                 170,024
TOTAL SHORT-TERM INVESTMENTS

   (cost $278,907)                                                                                                      278,896
TOTAL INVESTMENTS (cost $96,829,305)                                                             100.6%              98,757,660
LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.6%)                (589,606)
NET ASSETS                                                                                       100.0%              98,168,054
(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999
                                                                                                  Cost                   Value
ASSETS ($):

Investments in securities--See Statement of Investments                                      96,829,305              98,757,660
Cash                                                                                                                     35,165
Receivable for investment securities sold                                                                             1,230,538
Receivable for shares of Common Stock subscribed                                                                        991,447
Dividends receivable                                                                                                     46,868
Prepaid expenses                                                                                                          3,666

                                                                                                                     101,065,344

LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates                                                                             78,340
Due to Distributor                                                                                                        21,854
Payable for investment securities purchased                                                                            1,613,546
Payable for shares of Common Stock redeemed                                                                            1,134,783
Interest payable--Note 2                                                                                                  12,306
Accrued expenses                                                                                                          36,461

                                                                                                                       2,897,290
NET ASSETS ($)                                                                                                        98,168,054

COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                                                                       97,681,345
Accumulated net realized gain (loss) on investments                                                                   (1,441,646)
Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                                                                              1,928,355
NET ASSETS ($)                                                                                                        98,168,054

SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)                                                        4,523,453
NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                                                                           21.70
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS
Year Ended August 31, 1999
INVESTMENT INCOME ($):
INCOME:
Cash dividends (net of $486 foreign taxes withheld at source)                                                            435,069
Interest                                                                                                                  31,027
TOTAL INCOME                                                                                                             466,096
EXPENSES:
Management fee--Note 3(a)                                                                                                689,558
Shareholder servicing costs--Note 3(b)                                                                                   379,661
Interest expense--Note 2                                                                                                  57,772
Registration fees                                                                                                         43,809
Custodian fees--Note 3(b)                                                                                                 41,925
Professional fees                                                                                                         30,576
Prospectus and shareholders' reports                                                                                      28,243
Directors' fees and expenses--Note 3(c)                                                                                    2,864
Miscellaneous                                                                                                             11,522
TOTAL EXPENSES                                                                                                         1,285,930
INVESTMENT (LOSS)                                                                                                       (819,834)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):
Net realized gain (loss) on investments                                                                                  785,434
Net unrealized appreciation (depreciation) on investments                                                             37,439,588
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                38,225,022
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                  37,405,188
SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS
                                                                                                Year Ended August 31,
                                                                                       1999                             1998
OPERATIONS ($):

Investment (loss)                                                                    (819,834)                        (320,040)
Net realized gain (loss) on investments                                               785,434                        9,569,664

Net unrealized appreciation (depreciation)
   on investments                                                                   37,439,588                     (41,688,800)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                        37,405,188                     (32,439,176)

DIVIDENDS TO SHAREHOLDERS FROM ($):
NET REALIZED GAIN ON INVESTMENTS                                                    (9,344,038)                     (6,040,421)
CAPITAL STOCK TRANSACTIONS ($):
Net proceeds from shares sold                                                       72,861,853                     126,448,114
Dividends reinvested                                                                 9,051,684                       5,763,416
Cost of shares redeemed                                                            (92,106,895)                    (94,925,810)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                                                 (10,193,358)                     37,285,720
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             17,867,792                      (1,193,877)

NET ASSETS ($):
Beginning of Period                                                                 80,300,262                      81,494,139
END OF PERIOD                                                                       98,168,054                      80,300,262
CAPITAL SHARE TRANSACTIONS (SHARES):
Shares sold                                                                          3,574,897                       5,669,980
Shares issued for dividends reinvested                                                 529,959                         274,710
Shares redeemed                                                                     (4,798,775)                     (4,393,602)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                         (693,919)                      1,551,088
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS
The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                                 Year Ended August 31,
                                                                                1999          1998          1997         1996(a)

PER SHARE DATA ($):

Net asset value, beginning of period                                          15.39         22.23         15.80        12.50

Investment Operations:

Investment income (loss)--net                                                  (.17)(b)      (.06)(b)      (.01)         .08

Net realized and unrealized

   gain (loss) on investments                                                  8.26          (5.73)        8.23         3.28
Total from Investment Operations                                               8.09          (5.79)        8.22         3.36

Distributions:

Dividends from investment income--net                                            --             --         (.04)        (.04)
Dividends from net realized gain on investments                               (1.78)         (1.05)       (1.75)        (.02)
Total Distributions                                                           (1.78)         (1.05)       (1.79)        (.06)
Net asset value, end of period                                                21.70          15.39        22.23        15.80
TOTAL RETURN (%)                                                              55.71         (27.32)       55.45        26.88(c)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                              1.34           1.29         1.25         1.18(c)

Ratio of interest expense and loan commitment fees

   to average net assets                                                        .06            .01          .01          .01(c)

Ratio of net investment income (loss)

   to average net assets                                                       (.89)          (.25)        (.14)         .56(c)

Decrease reflected in above expense ratios

   due to undertakings by the Manager                                            --             --          .26         1.13(c)
Portfolio Turnover Rate                                                      257.23         168.72       154.92       266.80(c)
Net Assets, end of period ($ x 1,000)                                        98,168         80,300       81,494        3,591
(A) FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.
(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Midcap  Value  Fund  (the  "fund" ) is a separate diversified series of
Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the fund.The fund's investment objective is to surpass the performance of the Russell Midcap Value Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor" ) is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

                                                             The Fund

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During  the  period  ended  August 31, 1999, the fund reclassed $819,834 between accumulated undistributed investment income-net and accumulated net realized gain (loss) on investments. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates, which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 1999 was approximately $1,091,700, with a related weighted average annualized interest rate of 5.29%.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1999, the fund was charged $229,853 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 1999, the fund was charged $82,807 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 1999, the fund was charged $41,925 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
                                                             The Fund

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's Exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 1999, amounted to $236,073,928 and $255,798,747, respectively.

At  August  31, 1999, accumulated net unrealized appreciation on investments was
$1,928,355,   consisting   of   $9,672,297  gross  unrealized  appreciation  and
$7,743,942 gross unrealized depreciation.

At August 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Midcap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Midcap Value Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Value Fund at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

New York, New York
October 5, 1999
                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.092 per share as a long-term capital gain distribution of the $1.782 per share paid on December 4, 1998.

The fund also designates 11.49% of the ordinary dividends paid during the fiscal year ended August 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.

                        For More Information
                        Dreyfus Midcap Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:
BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from: http://www.dreyfus.com



(c) 1999 Dreyfus Service Corporation                                  258AR998

Dreyfus
Emerging Leaders Fund



ANNUAL REPORT
August 31, 1999



(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value


Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents
-------------------------------------------------------------------------------

                                 THE FUND

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information


                                 FOR MORE INFORMATION

                                 Back Cover

                                                                       The Fund
                                                                        Dreyfus
                                                          Emerging Leaders Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Leaders Fund, covering the 12-month period from September 1, 1998 through August 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Hilary Woods and Paul Kandel.

The past year has been rewarding for many equity investors, including those who own small-cap stocks. When the reporting period began, most sectors of the U.S. stock market were in the midst of a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after 1999 began, however, those fears abated. In fact, the U.S. economy remained strong, characterized by low inflation and high levels of consumer spending. As a result, several major U.S. market indices set new
records,    including    the    technology-laden    NASDAQ    Index.

Beginning in April, many previously out-of-favor market sectors began to rally strongly, including small-cap stocks, as investors became increasingly attracted to their high growth rates. This has helped narrow the valuation gap that had developed over the past several years between the large- and small-capitalization sectors of the stock market.

We  appreciate  your  confidence over the past year, and we look forward to your
continued    participation    in    Dreyfus    Emerging    Leaders    Fund.


Sincerely,
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 14, 1999

DISCUSSION OF FUND PERFORMANCE

Hilary Woods and Paul Kandel, Portfolio Managers

How did Dreyfus Emerging Leaders Fund perform relative to its benchmark?
For the 12-month period ended August 31, 1999, Dreyfus Emerging Leaders Fund produced a total return of 50.54%.(1) This compares favorably with the return provided by the fund's benchmark, the Russell 2000 Index, which produced a total return of 28.36% for the same period.(2)

We attribute the fund' s strong relative performance to our success in identifying attractive individual investment opportunities among a diverse range of sectors, industries and investment styles. In addition, the fund benefited from the broadening of market strength that occurred during the second half of the reporting period.

What is the fund's investment approach?

The  fund  invests  in  a  diversified  portfolio  of approximately 70 small-cap companies with total market values of $1.5 billion or less at the time of purchase. To create that portfolio, we focus primarily on emerging leaders in their respective industries. The leaders in which we invest offer products or services that we believe enhance their prospects for future earnings growth. Using fundamental research, we seek stocks with dominant positions in major product lines, sustained achievement records and strong financial conditions. We also base investment decisions on the expected impact of changes in a company's
management    or    organizational    structure.

Our investment approach targets both growth-oriented stocks (those companies with earnings that are expected to grow faster than the overall market), value-oriented stocks (those that appear underpriced according to a number of financial measurements) and stocks that exhibit both growth and value characteristics. We typically sell a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or
poor    relative    performance.
                                                             The Fund

What other factors influenced the fund's performance?

The fund entered this fiscal year in a cautious posture warranted by the turmoil in the markets following the Russian, Asian and Long Term Capital crises. We changed course quickly as global events stabilized, and the fund benefited from the ensuing strong rebound in growth issues. We further benefited when, in April, market sentiment began to shift away from domestic large-cap growth stocks to include a broader group of companies, including small and midcap companies. In such an environment, many of the more cyclical stocks in our portfolio flourished.

It' s  important  to  remember  that  this  fund is well diversified across many
sectors,   which  tends  to  minimize  risk  in  any  one  area.  In  addition, diversification across a broad range of market sectors helps the fund participate in gains when more than one group of companies moves into favor among investors.

What is the fund's current strategy?

Throughout the period we have emphasized technology stocks, especially those within the semiconductor and Internet-related segments. That focus move proved beneficial: the fund's largest gains relative to the benchmark stemmed from this area. Specifically, our holdings in semiconductor companies such as PMC-Sierra, Applied Micro Circuits and TranSwitch drove performance. Knight/Trimark, a leading market maker for NASDAQ securities, was the fund's single largest contributor to returns during the reporting period, benefiting from a surge in online trading. We have since sold the stock at a substantial profit.

Within the healthcare sector, three of the fund' s holdings -- IDEC Pharmaceuticals, Andrx and Millennium Pharmaceuticals -- have experienced rapid sales growth as a result of newly-released products. Stocks within the specialty retail industry also performed very well, with Tiffany & Co., the luxury jeweler, taking the gold as the leader in this area, followed by SFX Entertainment, Cl.A, a company that is creating the nation's first integrated
live    entertainment    network.

On the other hand, a couple of the fund' s equipment producers held back performance, including Milacron, Inc. and MagneTek. In other instances, we were able to enjoy gains from companies within that sector -- including Case and Aeroquip Vickers, two firms that were acquired during the period for substantial premiums. Finally, our de-emphasis on stocks in the utility sector hurt our overall performance, because the utility index exhibited strong performance
during    the    period.

We currently remain positive and have continued to maintain a healthy weighting to the energy sector. When commodity prices rose dramatically during the period, our stock selections gushed. Furthermore, we believe this area of the market has the potential to appreciate even further. On the other hand, we remain cautious with respect to financial and utility stocks, and we have limited our exposure relative to their weightings in our benchmark index. That position is based on our belief that a rising interest rate environment is generally unfavorable for
these    types    of    stocks.

We believe the current market environment poses many opportunities for investing within the small-cap arena. We want to assure investors that we are directing resources into those companies and industries that we believe are well poised to
propel    the    fund    going    forward.
September 14, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC.-- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE
                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Emerging Leaders Fund and the Russell 2000 Index

Average Annual Total Returns AS OF 8/31/99
                                                                     Inception
                                           1 Year                    (9/29/95)
FUND                                       50.54%                     30.43%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS EMERGING LEADERS FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.
THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.
$28,333
Dreyfus Emerging Leaders Fund
$14,527
Russell 2000 Index((+)

August 31, 1999
STATEMENT OF INVESTMENTS (CONTINUED)

STATEMENT OF INVESTMENTS

COMMON STOCKS--92.1%                                                                    Shares                        Value ($)
COMMERCIAL SERVICES--2.4%


Lamar Advertising, Cl. A                                                               105,000  (a)                    4,383,750
True North Communications                                                              125,000  (a)                    4,117,188
                                                                                                                       8,500,938

CONSUMER DURABLES--2.3%
Carlisle Cos.                                                                          100,000                         4,000,000

Mohawk Industries                                                                      193,500  (a)                    4,377,938
                                                                                                                       8,377,938

CONSUMER NON-DURABLES--2.6%
Church & Dwight                                                                        100,000                         4,650,000
Movado Group                                                                           175,000                         4,659,375
                                                                                                                       9,309,375
CONSUMER SERVICES--8.5%

Cinar Films, Cl. B                                                                     190,000  (a)                    4,750,000
Emmis Communications, Cl. A                                                             87,000  (a)                    4,915,500
Entercom Communications                                                                110,000                         4,015,000
Harte-Hanks                                                                            200,000                         4,487,500
Meredith                                                                               125,000                         4,335,937
SFX Entertainment                                                                      105,000  (a)                    4,324,688
Sun International Hotels                                                               125,000  (a)                    3,640,625
                                                                                                                      30,469,250

ELECTRONIC TECHNOLOGY--10.3%

Applied Micro Circuits                                                                  70,000  (a)                    6,457,500
Atmel                                                                                  175,000  (a)                    6,879,688
C-Cube Microsystems                                                                    140,000  (a)                    3,893,750
Cordant Technologies                                                                    85,000                         3,516,875
Lattice Semiconductor                                                                   80,000  (a)                    4,930,000
Newport News Shipbuilding                                                              145,000                         4,558,438
TranSwitch                                                                             135,500  (a)                    6,732,656
                                                                                                                      36,968,907

ENERGY MINERALS--1.7%
Devon Energy                                                                           160,000                         6,180,000
FINANCE--12.1%
Annuity and Life Re                                                                    200,000                         4,425,000
Bank United, Cl. A                                                                     125,000                         4,289,063
CNB Bancshares                                                                          70,000                         3,998,750
Commerce Bancorp                                                                       100,000                         4,300,000
Doral Financial                                                                        210,000                         2,913,750
First Midwest Bancorp                                                                  100,000                         3,987,500
                                                             The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
FINANCE (CONTINUED)
Horace Mann Educators                                                                  145,000                         4,368,125
RenaissanceRe Holdings                                                                 155,000                         5,599,375
Terra Nova Holdings, Cl. A                                                             156,600                         5,011,200
XL Capital, Cl. A                                                                       90,000                         4,528,125
                                                                                                                      43,420,888
HEALTH SERVICES--2.4%

Oxford Health Plans                                                                    300,000  (a)                    4,650,000
Total Renal Care Holdings                                                              500,000  (a)                    4,031,250
                                                                                                                       8,681,250

HEALTH TECHNOLOGY--8.1%

Andrx                                                                                   84,000  (a)                    6,037,500
Cephalon                                                                               250,000  (a)                    4,734,375
IDEC Pharmaceuticals                                                                    55,000  (a)                    6,988,437
JONES PHARMA                                                                           168,750                         4,566,797
Millennium Pharmaceuticals                                                             115,000  (a)                    6,777,812
                                                                                                                      29,104,921

INDUSTRIAL SERVICES--6.6%

BJ Services                                                                            200,000  (a)                    6,850,000
Global Industries                                                                      500,000  (a)                    5,593,750
Granite Construction                                                                   185,000                         4,625,000
Varco International                                                                    535,000  (a)                    6,620,625
                                                                                                                      23,689,375

NON-ENERGY MINERALS--3.6%
MacMillan Bloedel                                                                      245,000                         3,701,426
Minerals Technologies                                                                   85,000                         4,207,500

Steel Dynamics                                                                         280,000  (a)                    5,040,000
                                                                                                                      12,948,926

PROCESS INDUSTRIES--5.2%
AptarGroup                                                                             155,000                         3,991,250

Casella Waste Systems, Cl.A                                                            155,000  (a)                    2,635,000
Ivex Packaging                                                                         245,000  (a)                    3,797,500
MacDermid                                                                              115,000                         3,809,375
Smurfit-Stone Container                                                                200,000  (a)                    4,237,500
                                                                                                                      18,470,625

PRODUCER MANUFACTURING--7.4%
AGCO                                                                                   359,000                         3,702,187

Advanced Energy Industries                                                             135,000  (a)                    4,640,625
Case                                                                                   100,000                         4,937,500




COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
PRODUCER MANUFACTURING (CONTINUED)
IDEX                                                                                   157,000                         4,641,313

MagneTek                                                                               380,000  (a)                    3,515,000
Terex                                                                                  185,000  (a)                    4,971,875
                                                                                                                      26,408,500

RETAIL TRADE--4.3%
Great Atlantic & Pacific Tea                                                           128,000                         4,496,000
Tiffany & Co.                                                                          100,000                         5,287,500

Whitehall Jewellers                                                                    200,000  (a)                    5,625,000
                                                                                                                      15,408,500

TECHNOLOGY SERVICES--9.1%

Legato Systems                                                                         180,000  (a)                    7,751,250
National Data                                                                          155,000                         5,928,750
PMC-Sierra                                                                              85,000  (a)                    7,905,000
Primus Knowledge Solutions                                                             270,000                         6,665,625
Security Dynamics Technologies                                                         185,000  (a)                    4,370,625
                                                                                                                      32,621,250

TRANSPORTATION--1.4%
Expeditors International of Washington                                                 150,000                         4,846,875
UTILITIES--4.1%
AGL Resources                                                                          150,000                         2,709,375
K N Energy                                                                             225,000                         4,584,375
Questar                                                                                150,000                         2,831,250
Time Warner Telecom, Cl. A                                                             175,000                         4,725,000
                                                                                                                      14,850,000
TOTAL COMMON STOCKS

   (cost $268,733,072)                                                                                               330,257,518
                                                                                                     The Fund




STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                     Principal
SHORT-TERM INVESTMENTS--5.3%                                                            Amount ($)                     Value ($)
U.S. TREASURY BILLS:

   4.63%, 9/16/1999                                                                     89,000                            88,818
   4.57%, 10/21/1999                                                                   297,000                           295,076
   4.65%, 11/4/1999                                                                  4,444,000                         4,407,337
   4.66%, 11/12/1999                                                                 8,071,000                         7,994,648
   4.66%, 11/18/1999                                                                 3,039,000                         3,007,850
   4.82%, 11/26/1999                                                                 3,427,000                         3,387,692

TOTAL SHORT-TERM INVESTMENTS

   (cost $19,182,848)                                                                                                 19,181,421
TOTAL INVESTMENTS (cost $287,915,920)                                                    97.4%                       349,438,939
CASH AND RECEIVABLES (NET)                                                                2.6%                         9,185,089
NET ASSETS                                                                              100.0%                       358,624,028
(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999
                                                                                         Cost                             Value
ASSETS ($):
Investments in securities--See Statement of
Investments                                                                        287,915,920                        349,438,939
Cash                                                                                                                    9,698,365
Receivable for shares of Common Stock subscribed                                                                          599,421
Dividends receivable                                                                                                      179,568
Prepaid expenses                                                                                                           11,699

                                                                                                                      359,927,992

LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates                                                                             283,184
Due to Distributor                                                                                                         73,854
Payable for investment securities purchased                                                                               706,000
Payable for shares of Common Stock redeemed                                                                               140,013
Accrued expenses                                                                                                          100,913

                                                                                                                        1,303,964
NET ASSETS ($)                                                                                                        358,624,028

COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                                                                       296,238,112
Accumulated net realized gain (loss) on investments                                                                       862,897

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                                                                              61,523,019
NET ASSETS ($)                                                                                                        358,624,028

SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)                                                        11,816,505
NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                                                                            30.35
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS
Year Ended August 31, 1999
INVESTMENT INCOME ($):
INCOME:
Cash dividends (net of $2,007 foreign taxes withheld at source)                                                         1,166,600
Interest                                                                                                                  602,026
TOTAL INCOME                                                                                                            1,768,626
EXPENSES:
Management fee--Note 3(a)                                                                                               1,784,765
Shareholder servicing costs--Note 3(b)                                                                                    738,729
Registration fees                                                                                                          81,711
Prospectus and shareholders' reports                                                                                       48,870
Professional fees                                                                                                          48,689
Custodian fees--Note 3(b)                                                                                                  22,568
Directors' fees and expenses--Note 3(c)                                                                                     8,091
Loan commitment fees--Note 2                                                                                                  643
Miscellaneous                                                                                                               3,971
TOTAL EXPENSES                                                                                                          2,738,037
INVESTMENT (LOSS)                                                                                                        (969,411)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):
Net realized gain (loss) on investments                                                                                 1,833,877
Net unrealized appreciation (depreciation) on investments                                                              61,874,481
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                 63,708,358
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   62,738,947
SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
                                                    Year Ended August 31,
                                                     1999           1998
OPERATIONS ($):
Investment (loss)                               (969,411)       (852,258)
Net realized gain (loss) on investments         1,833,877      6,365,294

Net unrealized appreciation (depreciation)
   on investments                              61,874,481    (21,012,854)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   62,738,947    (15,499,818)

DIVIDENDS TO SHAREHOLDERS FROM ($):
NET REALIZED GAIN ON INVESTMENTS                (274,922)    (12,996,733)
CAPITAL STOCK TRANSACTIONS ($):
Net proceeds from shares sold                292,925,430     120,019,743
Dividends reinvested                             264,081      12,657,352
Cost of shares redeemed                     (102,579,858)   (103,111,271)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                190,609,653      29,565,824
TOTAL INCREASE (DECREASE) IN NET ASSETS      253,073,678       1,069,273

NET ASSETS ($):
Beginning of Period                          105,550,350     104,481,077
END OF PERIOD                                358,624,028     105,550,350
CAPITAL SHARE TRANSACTIONS (SHARES):
Shares sold                                   10,381,885       4,551,838
Shares issued for dividends reinvested            11,045         528,270
Shares redeemed                               (3,800,869)     (4,007,309)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING  6,592,061       1,072,799
SEE NOTES TO FINANCIAL STATEMENTS.
                                                             The Fund

FINANCIAL HIGHLIGHTS
The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                       Year Ended August 31,

                                                                     1999            1998           1997           1996(a)
 PER SHARE DATA ($):

Net asset value, beginning of period                                20.20            25.17         18.67            12.50

Investment Operations:

Investment income (loss)--net                                        (.13)(b)         (.16)(b)      (.11)             .03
Net realized and unrealized
   gain (loss) on investments                                       10.33            (2.14)         8.02             6.17
Total from Investment Operations                                    10.20            (2.30)         7.91             6.20

Distributions:

Dividends from investment income--net                                  --               --           --              (.03)
Dividends from net realized gain on investments                     (.05)            (2.67)         (1.41)             --
Total Distributions                                                 (.05)            (2.67)         (1.41)           (.03)
Net asset value, end of period                                     30.35             20.20          25.17           18.67
TOTAL RETURN (%)                                                   50.54            (10.82)         44.45           46.09(c,d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                             1.38              1.39           1.39            1.16(c)
Ratio of net investment income (loss)
   to average net assets                                            (.49)             (.63)          (.62)            .09(c)
Decrease reflected in above expense ratios
   due to undertakings by the Manager                                 --                 --           .09             .36(c)
Portfolio Turnover Rate                                           100.40            199.08         197.99          203.66(c)
Net Assets, end of period ($ x 1,000)                            358,624           105,550        104,481          37,206
(A) FROM SEPTEMBER 28, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.
(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C) NOT ANNUALIZED.

(D)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON SEPTEMBER
29, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Emerging Leaders Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses, which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b)  Securities  transactions and investment income: Securities transactions are
recorded   on   a   trade   date   basis.  Realized  gain  and  loss   The  Fun
from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $7,294 during the period ended August 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During  the  period  ended  August 31, 1999, the fund reclassed $969,411 between accumulated undistributed investment income-net and accumulated net realized gain (loss) on investments. Net assets were not affected by the reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended August 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other  Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1999 the fund was charged $495,768 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 1999, the fund was charged $130,290 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 1999, the fund was charged $22,568 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's Exchange privilege.
                                                             The Fund

(e) During the period ended August 31, 1999, the fund incurred total brokerage commissions of $621,306, of which $2,825 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Bank Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 1999, amounted to $367,624,874 and $187,207,061, respectively.

At  August  31, 1999, accumulated net unrealized appreciation on investments was
$61,523,019,   consisting  of  $73,024,926  gross  unrealized  appreciation  and
$11,501,907 gross unrealized depreciation.

At August 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus Emerging Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Leaders Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of August 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Leaders Fund at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York
October 5, 1999
                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $.0472 per share as a long-term capital gain distribution paid on December 3, 1998.

                        For More Information
                        Dreyfus Emerging Leaders Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:
BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from: http://www.dreyfus.com



(c) 1999 Dreyfus Service Corporation                                  259AR998

-------------------------------------------------------------------------------